Exhibit 99.2

Statistical Supplement

(unaudited)

Second Quarter 2006

Ameriprise Financial, Inc.

Financial Summary

						2Q’06 vs.
	2Q	3Q	4Q	1Q	2Q	2Q’05	YTD	YTD
(in millions, except per share amounts and where noted, unaudited)	2005	2005	2005	2006	2006	% Change	2005	2006
EPS - Basic: (1)
Net income	$0.63	$0.50	$0.44	$0.57	$0.57	(10)%	$1.37	$1.15
Income from discontinued operations	(0.02)	—	—	—	—	#	(0.05)	—
Income attributable to AMEX Assurance, after-tax	(0.11)	(0.01)	—	—	—	#	(0.22)	—
Separation costs, after-tax	0.15	0.24	0.33	0.18	0.22	47%	0.20	0.39
Adjusted earnings, after-tax	$0.65	$0.73	$0.77	$0.75	$0.79	22%	$1.30	$1.54

EPS - Diluted:
Net income	$0.63	$0.50	$0.44	$0.57	$0.57	(10)%	$1.37	$1.14
Income from discontinued operations	(0.02)	—	—	—	—	#	(0.05)	—
Income attributable to AMEX Assurance, after-tax	(0.11)	(0.01)	—	—	—	#	(0.22)	—
Separation costs, after-tax	0.15	0.24	0.33	0.18	0.22	47%	0.20	0.39
Adjusted earnings, after-tax	$0.65	$0.73	$0.77	$0.75	$0.79	22%	$1.30	$1.53

Management’s financial targets and performance:
Adjusted revenue growth: Target 6 - 8%	8.7%	14.6%	4.9%	9.9%	12.9%			11.4%
Adjusted earnings growth: Target 10 - 13%	6.7%	11.2%	(4.5)%	17.4%	21.9%			19.6%
Adjusted ROE: Target 12 - 15%	10.5%	10.4%	10.2%	10.4%	10.7%			10.7%

Contribution margin	50.6%	50.1%	49.6%	50.0%	52.8%		51.1%	51.5%
Adjusted contribution margin	49.6%	49.5%	49.6%	50.0%	52.8%		50.3%	51.5%
Net income margin	8.2%	6.7%	5.9%	7.4%	6.9%		9.0%	7.1%
Effective tax rate on net income before discontinued operations	21.5%	32.2%	12.0%	24.0%	24.3%		25.9%	24.2%
Effective tax rate on adjusted earnings	23.1%	33.7%	23.4%	26.7%	27.8%		26.0%	27.3%
Return on equity - before discontinued operations	11.3%	9.9%	8.0%	7.4%	7.1%		11.3%	7.1%
Debt to total capital	22.0%	18.1%	19.3%	20.7%	25.1%		22.0%	25.1%
Debt to total capital excluding non-recourse debt and 75% equity credit	—%	—%	—%	—%	17.6%		—%	17.6%
Debt to total capital excluding non-recourse debt	19.2%	15.3%	16.8%	17.0%	21.7%		19.2%	21.7%

Business metrics summary:
Owned, managed and administered assets (in billions)	$410.7	$420.6	$428.2	$445.7	$427.9	4%	$410.7	$427.9
Total financial advisors	12,186	12,222	12,440	12,379	12,372	2%	12,186	12,372
Clients with a financial plan percentage	43%	43%	44%	44%	44%		43%	44%
Total clients (in thousands)	2,765	2,769	2,776	2,762	2,770	—	2,765	2,770
Gross dealer concession	$474	$479	$469	$527	$545	15%	$931	$1,072

Employee base (in thousands):
Field (employee advisors)	3,133	3,073	3,268	3,075	3,056	(2)%	3,133	3,056
Non-field	8,640	8,631	8,589	8,582	8,607	—	8,640	8,607

Common shares outstanding	246.2	246.2	249.9	244.3	244.1	(1)%	246.2	244.1

Weighted average common shares outstanding:
Basic	246.2	246.2	249.9	252.3	246.3	—	246.2	249.3
Diluted	246.2	246.2	250.3	253.5	248.0	1%	246.2	250.8

Book value:
Book value	$6,993	$7,737	$7,687	$7,341	$7,235	3%	$6,993	$7,235
Book value, excluding the impact of accumulated other comprehensive income (OCI)	6,679	7,757	7,838	7,783	7,901	18%	6,679	7,901
Book value per common share outstanding	28.41	31.43	30.76	30.05	29.65	4%	28.41	29.65
Book value per common share outstanding, excluding the impact of OCI	27.13	31.51	31.37	31.86	32.37	19%	27.13	32.37

(1)              EPS for other than EPS-Net income are non-GAAP financial measures.

#                 Variance of 100% or greater.

Ameriprise Financial, Inc.

Consolidated Income Statements

						2Q’06 vs.
	2Q	3Q	4Q	1Q	2Q	2Q’05	YTD	YTD
(in millions, unaudited)	2005	2005	2005	2006	2006	% Change	2005	2006
Revenues
Management, financial advice and service fees	$632	$687	$651	$710	$721	14%	$1,240	$1,431
Distribution fees	289	296	277	301	325	12%	577	626
Net investment income	558	561	574	574	522	(6)%	1,106	1,096
Premiums	279	202	228	220	229	(18)%	549	449
Other revenues	137	127	139	144	256	87%	270	400
Total revenues	1,895	1,873	1,869	1,949	2,053	8%	3,742	4,002

Expenses
Compensation and benefits:
Field	371	408	374	423	436	18%	733	859
Non-field	280	295	281	316	330	18%	559	646
Total compensation and benefits	651	703	655	739	766	18%	1,292	1,505
Interest credited to account values	328	337	334	324	307	(6)%	639	631
Benefits, claims, losses and settlement expenses	238	190	234	227	225	(5)%	456	452
Amortization of deferred acquisition costs	134	49	112	128	153	14%	270	281
Interest and debt expense	19	16	21	23	28	47%	36	51
Other expenses	278	305	261	250	304	9%	536	554
Total expenses before separation costs (1)	1,648	1,600	1,617	1,691	1,783	8%	3,229	3,474
Income before income tax provision, discontinued operations and separation costs (1)	247	273	252	258	270	9%	513	528
Income tax provision before tax benefit attributable to separation costs (1)	61	91	59	69	75	23%	139	144
Income before discontinued operations and separation costs (1)	186	182	193	189	195	5%	374	384
Separation costs, after-tax (1)	37	59	82	44	54	46%	50	98
Income before discontinued operations	149	123	111	145	141	(5)%	324	286
Discontinued operations, net of tax	6	2	—	—	—	#	14	—
Net income	$155	$125	$111	$145	$141	(9)%	$338	$286

Other Information
Net investment gains (losses), after-tax	$37	$(4)	$3	$3	$4	(89)%	$44	$7
Dividends paid (2)	$—	$217	$27	$28	$27	—	$—	$55
Contribution margin	50.6%	50.1%	49.6%	50.0%	52.8%		51.1%	51.5%

(1)              See non-GAAP Financial Information.

(2)              Dividends paid in 3Q 2005 include $164 million associated with the transfer of the Company’s interest in AEIDC to American Express Company.

#                 Variance of 100% or greater.

Ameriprise Financial, Inc.

Consolidated Income Statements

Adjusted to Exclude AMEX Assurance and Separation Costs

						2Q’06 vs.
	2Q	3Q	4Q	1Q	2Q	2Q’05	YTD	YTD
(in millions, unaudited)	2005	2005	2005	2006	2006	% Change	2005	2006
Revenues
Management, financial advice and service fees	$631	$686	$651	$710	$721	14%	$1,238	$1,431
Distribution fees	289	296	277	301	325	12%	577	626
Net investment income	555	558	574	574	522	(6)%	1,100	1,096
Premiums	208	217	228	220	229	10%	407	449
Other revenues	136	128	139	144	256	88%	270	400
Total revenues	1,819	1,885	1,869	1,949	2,053	13%	3,592	4,002

Expenses
Compensation and benefits:
Field	370	373	374	423	436	18%	731	859
Non-field	280	295	281	316	330	18%	559	646
Total compensation and benefits	650	668	655	739	766	18%	1,290	1,505
Interest credited to account values	328	337	334	324	307	(6)%	639	631
Benefits, claims, losses and settlement expenses	218	241	234	227	225	3%	417	452
Amortization of deferred acquisition costs	125	49	112	128	153	22%	253	281
Interest and debt expense	19	16	21	23	28	47%	36	51
Other expenses	271	304	261	250	304	12%	523	554
Total expenses before separation costs	1,611	1,615	1,617	1,691	1,783	11%	3,158	3,474
Income before income tax provision, discontinued operations and separation costs	208	270	252	258	270	30%	434	528
Income tax provision before tax benefit attributable to separation costs	48	91	59	69	75	56%	113	144
Adjusted earnings	$160	$179	$193	$189	$195	22%	$321	$384

Other Information
Adjusted net investment gains (losses), pretax	$57	$(6)	$5	$4	$6	(89)%	$67	$10
Adjusted contribution margin	49.6%	49.5%	49.6%	50.0%	52.8%		50.3%	51.5%

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Financial Advisor and Client Metrics

						2Q’06 vs.
	2Q	3Q	4Q	1Q	2Q	2Q’05	YTD	YTD
(unaudited)	2005	2005	2005	2006	2006	% Change	2005	2006

Financial Advisors
Employee advisors	3,133	3,073	3,268	3,075	3,056	(2)%	3,133	3,056
Franchisee advisors	7,470	7,441	7,392	7,491	7,499	—	7,470	7,499
Total branded financial advisors	10,603	10,514	10,660	10,566	10,555	—	10,603	10,555
Securities America, Inc. registered representatives	1,583	1,708	1,780	1,813	1,817	15%	1,583	1,817
Total financial advisors	12,186	12,222	12,440	12,379	12,372	2%	12,186	12,372

Employee advisor retention	65%	64%	64%	62%	60%		65%	60%
Franchisee advisor retention	92%	91%	91%	91%	91%		92%	91%

Gross dealer concession per branded advisor (in thousands)	$39.2	$39.7	$38.7	$43.8	$44.7	14%	$76.5	$88.5

Client Relationships
Total clients (in thousands)	2,765	2,769	2,776	2,762	2,770	—	2,765	2,770
Client retention	94%	94%	94%	92%	93%		94%	93%

Branded advisor clients (in thousands)	2,037	1,982	1,991	1,990	1,950	(4)%	2,037	1,950
Clients with a financial plan percentage	43%	43%	44%	44%	44%		43%	44%

Financial plans sold (in thousands)	58	54	55	63	58	—	123	121

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Corporate Volumes

						2Q’06
	2Q	3Q	4Q	1Q	2Q	vs. 2Q’05	YTD	YTD
(in millions unless otherwise noted, unaudited)	2005	2005	2005	2006	2006	% Change	2005	2006

Owned, managed and administered assets (in billions)
Owned assets	$83.8	$86.1	$86.9	$89.1	$89.1	6%	$83.8	$89.1
Managed assets	255.8	260.1	264.0	276.2	276.1	8%	255.8	276.1
Administered assets	71.1	74.4	77.3	80.4	62.7	(12)%	71.1	62.7
Total owned, managed and administered assets	$410.7	$420.6	$428.2	$445.7	$427.9	4%	$410.7	$427.9

Ending RiverSource Managed Assets (in billions)	$157.8	$156.4	$153.5	$154.3	$151.0	(4)%	$157.8	$151.0

Cash Sales
By product:
Mutual funds and non-proprietary SPS wrap net flows	$7,551	$7,944	$7,630	$9,302	$8,993	19%	$15,471	$18,295
Annuities	2,426	2,467	2,394	2,870	3,475	43%	4,426	6,345
Investment certificates	769	784	526	435	373	(51)%	1,884	808
Life and other insurance products	242	273	262	289	265	10%	478	554
Institutional products and services	2,519	846	2,013	2,250	1,790	(29)%	4,277	4,040
Other	1,010	902	597	755	948	(6)%	1,906	1,703
Total	$14,517	$13,216	$13,422	$15,901	$15,844	9%	$28,442	$31,745

By channel:
Branded advisor cash sales and wrap net flows	$7,765	$7,598	$7,043	$8,498	$8,707	12%	$15,826	$17,205
Securities America, Inc.	1,563	1,581	1,722	2,037	2,124	36%	3,068	4,161
Third-party distribution	249	267	266	305	398	60%	482	703
Institutional	2,321	1,056	1,613	2,442	1,647	(29)%	4,026	4,089
Threadneedle	2,050	2,126	2,423	2,198	2,606	27%	3,869	4,804
All other (AEB, etc.)	569	588	355	421	362	(36)%	1,171	783
Total	$14,517	$13,216	$13,422	$15,901	$15,844	9%	$28,442	$31,745

Total gross dealer concession	$474	$479	$469	$527	$545	15%	$931	$1,072

#  Variance of 100% or greater.

Ameriprise Financial, Inc.

Consolidated Balance Sheets

	June 30,	September 30,	December 31,	March 31,	June 30,
(in millions, unaudited)	2005	2005	2005	2006	2006
Assets
Cash and cash equivalents	$2,097	$2,620	$2,474	$1,650	$2,101
Investments	40,207	39,454	39,100	38,100	37,027
Receivables	2,476	2,837	2,172	2,382	2,441
Deferred acquisition costs	4,032	4,088	4,182	4,280	4,342
Separate account assets	37,433	39,840	41,561	45,220	45,751
Restricted and segregated cash	1,241	1,058	1,067	1,084	1,002
Other assets	2,343	2,377	2,565	3,105	3,385
Assets of discontinued operations	6,123	—	—	—	—
Total assets	$95,952	$92,274	$93,121	$95,821	$96,049

Liabilities
Future policy benefits and claims	$33,169	$32,958	$32,731	$32,200	$31,546
Investment certificate reserves	6,427	6,392	5,649	5,180	4,863
Accounts payable and accrued expenses	2,681	2,516	2,728	2,694	2,893
Payable to American Express	1,718	102	52	86	82
Debt	378	1,711	1,833	1,921	2,419
Separate account liabilities	37,433	39,840	41,561	45,220	45,751
Other liabilities	1,283	1,018	880	1,179	1,260
Liabilities of discontinued operations	5,870	—	—	—	—
Total liabilities	88,959	84,537	85,434	88,480	88,814

Shareholders’ Equity
Common shares ($.01 par)	2	2	2	3	3
Additional paid-in capital	2,924	4,094	4,091	4,208	4,254
Retained earnings	3,753	3,661	3,745	3,862	3,976
Treasury stock	—	—	—	(290)	(332)
Accumulated other comprehensive income (loss), net of tax	314	(20)	(151)	(442)	(666)
Total shareholders’ equity	6,993	7,737	7,687	7,341	7,235
Total liabilities and shareholders’ equity	$95,952	$92,274	$93,121	$95,821	$96,049

Ameriprise Financial, Inc.

Investment Detail

						2Q’06
	2Q	3Q	4Q	1Q	2Q	vs. 2Q’05	YTD	YTD
(in millions unless otherwise noted, unaudited)	2005	2005	2005	2006	2006	% Change	2005	2006

Net Investment Income
Investment income on fixed maturities	$533	$543	$550	$543	$522	(2)%	$1,069	$1,065
Realized gains (losses)	57	(6)	5	4	6	(89)%	67	10
Income related to interest credited and benefits line hedges	2	12	5	1	(13)	#	(3)	(12)
Other (including seed money)	(34)	12	14	26	7	#	(27)	33
Total net investment income	$558	$561	$574	$574	$522	(6)%	$1,106	$1,096

Equity by Legal Entity
IDS Life Insurance Company	$5,096	$5,552	$5,162	$5,009	$4,818	(5)%
IDS Property Casualty Insurance Company	542	494	506	513	506	(7)%
Ameriprise Certificate Company	346	309	276	225	199	(42)%
Other	1,009	1,382	1,743	1,594	1,712	70%
Total equity by legal entity	$6,993	$7,737	$7,687	$7,341	$7,235	3%

Mortgage and Other Asset-Backed Securities Portfolio Detail - Fair Value (in billions)
IDS Life Consolidated
Mortgage backed securities	$6.1	$6.2	$6.5	$6.2	$6.0	(2)%
Commercial mortgage backed securities	2.9	3.0	3.0	3.0	3.0	3%
Asset backed securities	0.8	0.9	1.2	1.2	1.0	25%
Total	$9.8	$10.1	$10.7	$10.4	$10.0	2%

Ameriprise Financial, Inc.
Mortgage backed securities	$8.8	$8.6	$8.8	$8.4	$8.0	(9)%
Commercial mortgage backed securities	3.3	3.4	3.5	3.5	3.4	3%
Asset backed securities	1.3	1.4	1.6	1.5	1.4	8%
Total	$13.4	$13.4	$13.9	$13.4	$12.8	(4)%

Mortgage Loans on Real Estate
Mortgage loans on real estate	$3,205	$3,222	$3,190	$3,147	$3,129	(2)%
Allowance for loan losses	(44)	(44)	(44)	(41)	(40)	9%
Mortgage loans on real estate, net	$3,161	$3,178	$3,146	$3,106	$3,089	(2)%

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Selected Balance Sheet Information

	2Q 2005		3Q 2005		4Q 2005		1Q 2006		2Q 2006
(in billions, unaudited)	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value

Earning Assets by Type
Equity	0.1%	0.1%	0.1%	0.1%	—	—	—	—	0.1%	0.1%
Fixed income	41.5%	42.0%	39.8%	39.9%	39.5%	39.4%	37.6%	37.2%	36.8%	36.1%
Separate accounts	45.0%	44.6%	46.3%	46.3%	47.8%	47.8%	50.4%	50.8%	50.8%	51.4%
Other	13.4%	13.3%	13.8%	13.7%	12.7%	12.8%	12.0%	12.0%	12.3%	12.4%

Available-for-Sale (AFS) Investments
Corporate debt securities	$19.3	$19.8	$19.1	$19.2	$18.6	$18.6	$18.5	$18.1	$18.1	$17.5
Mortgage and other asset-backed securities	13.3	13.4	13.5	13.4	14.1	13.9	13.7	13.4	13.2	12.8
Structured investments	—	—	—	—	—	—	—	—	—	—
State and municipal obligations	0.9	0.9	0.8	0.9	0.9	0.9	0.9	0.9	1.0	1.0
U.S. government and agencies obligations	0.4	0.4	0.4	0.4	0.4	0.4	0.4	0.4	0.4	0.4
Foreign government bonds and obligations	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1
Common and preferred stocks	0.1	0.1	—	0.1	—	—	—	—	0.1	0.1
Other debt	0.4	0.5	0.4	0.3	0.2	0.3	0.2	0.3	0.3	0.3
Total AFS investments	$34.5	$35.2	$34.3	$34.4	$34.3	$34.2	$33.8	$33.2	$33.2	$32.2

AFS Fixed Maturity Asset Quality
AAA	43%		43%		44%		43%		43%
AA	6%		6%		7%		8%		8%
A	20%		20%		19%		19%		18%
BBB	24%		24%		23%		23%		24%
Below investment grade	7%		7%		7%		7%		7%

SFAS 115 related mark-to-market amount in assets, pretax	$0.7		$0.1		$(0.1)		$(0.6)		$(1.0)

Ameriprise Financial, Inc.

Segment Information

Adjusted to Exclude AMEX Assurance

						2Q’06
	2Q	3Q	4Q	1Q	2Q	vs. 2Q’05	YTD	YTD
(in millions unless otherwise noted, unaudited)	2005	2005	2005	2006	2006	% Change	2005	2006

Revenues
Asset Accumulation and Income	$1,324	$1,384	$1,343	$1,422	$1,493	13%	$2,623	$2,915
Adjusted Protection	447	458	471	473	496	11%	881	969
Corporate and Other and Eliminations	48	43	55	54	64	33%	88	118
Total adjusted revenues	1,819	1,885	1,869	1,949	2,053	13%	3,592	4,002

Expenses
Asset Accumulation and Income	1,153	1,200	1,156	1,194	1,271	10%	2,278	2,465
Adjusted Protection	356	329	393	399	404	13%	717	803
Adjusted Corporate and Other and Eliminations	102	86	68	98	108	6%	163	206
Total adjusted expenses	1,611	1,615	1,617	1,691	1,783	11%	3,158	3,474

Pretax Segment Income
Asset Accumulation and Income	171	184	187	228	222	30%	345	450
Adjusted Protection	91	129	78	74	92	1%	164	166
Adjusted Corporate and Other and Eliminations	(54)	(43)	(13)	(44)	(44)	19%	(75)	(88)
Total adjusted pretax segment income	$208	$270	$252	$258	$270	30%	$434	$528

Allocated Equity
Asset Accumulation and Income	$3,642	$3,629	$3,864	$3,851	$3,767	3%	$3,642	$3,767
Protection	2,007	2,068	2,162	2,173	2,234	11%	2,007	2,234
Corporate and Other and Eliminations	1,030	2,060	1,812	1,759	1,900	84%	1,030	1,900
Other comprehensive income	314	(20)	(151)	(442)	(666)	#	314	(666)
Total shareholders’ equity	$6,993	$7,737	$7,687	$7,341	$7,235	3%	$6,993	$7,235

Gross Dealer Concession
Asset Accumulation and Income	$381	$385	$371	$423	$443	16%	$738	$866
Protection	51	51	53	52	52	2%	101	104
Corporate and Other and Eliminations	42	43	45	52	50	19%	92	102
Total gross dealer concession	$474	$479	$469	$527	$545	15%	$931	$1,072

Owned, Managed and Administered Assets (in billions)
Owned Assets
Asset Accumulation and Income	$70.4	$72.0	$72.1	$74.4	$72.6	3%	$70.4	$72.6
Protection	11.8	12.5	12.5	13.0	14.1	19%	11.8	14.1
Corporate and Other and Eliminations	1.6	1.6	2.3	1.7	2.4	50%	1.6	2.4
Total owned assets	83.8	86.1	86.9	89.1	89.1	6%	83.8	89.1

Managed Assets
Asset Accumulation and Income	255.8	260.1	264.0	276.2	276.1	8%	255.8	276.1
Total managed assets	255.8	260.1	264.0	276.2	276.1	8%	255.8	276.1

Administered Assets
Asset Accumulation and Income	71.1	74.4	77.3	80.4	62.7	(12)%	71.1	62.7
Total administered assets	71.1	74.4	77.3	80.4	62.7	(12)%	71.1	62.7
Total owned, managed and administered assets	$410.7	$420.6	$428.2	$445.7	$427.9	4%	$410.7	$427.9

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Accumulation and Income Segment

Income Statements

						2Q’06
	2Q	3Q	4Q	1Q	2Q	vs. 2Q’05	YTD	YTD
(in millions, unaudited)	2005	2005	2005	2006	2006	% Change	2005	2006

Revenues
Management, financial advice and service fees	$554	$623	$592	$646	$654	18%	$1,101	$1,300
Distribution fees	261	269	249	273	297	14%	523	570
Net investment income	484	480	486	475	427	(12)%	957	902
Other revenues	25	12	16	28	115	#	42	143
Total revenues	1,324	1,384	1,343	1,422	1,493	13%	2,623	2,915

Expenses
Compensation and benefits - field	310	331	316	366	376	21%	619	742
Interest credited to account values	292	300	297	288	271	(7)%	567	559
Benefits, claims, losses and settlement expenses	21	7	21	4	12	(43)%	24	16
Amortization of deferred acquisition costs	89	69	73	87	91	2%	181	178
Interest and debt expense	—	—	—	3	5	—	—	8
Other expenses	441	493	449	446	516	17%	887	962
Total expenses	1,153	1,200	1,156	1,194	1,271	10%	2,278	2,465
Pretax segment income	$171	$184	$187	$228	$222	30%	$345	$450

Other Information
Net investment gains (losses), pretax	$37	$(8)	$6	$1	$6	(84)%	$44	$7
Contribution margin	52.9%	53.9%	52.8%	53.7%	55.9%		53.9%	54.8%
Allocated equity	$3,642	$3,629	$3,864	$3,851	$3,767	3%	$3,642	$3,767
Return on allocated equity for pretax segment income	18.8%	19.2%	19.3%	20.5%	21.7%		18.8%	21.7%

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Accumulation and Income Segment

Revenues by Product

						2Q’06
	2Q	3Q	4Q	1Q	2Q	vs. 2Q’05	YTD	YTD
(in millions, unaudited)	2005	2005	2005	2006	2006	% Change	2005	2006

Revenues
Management, financial advice and service fees
Asset management	$297	$331	$290	$293	$296	—	$596	$589
Variable annuities	113	123	134	138	146	29%	224	284
Fixed annuities	1	1	2	1	2	#	2	3
Certificates	—	—	—	—	—	—	—	—
Brokerage, banking and other	143	168	166	214	210	47%	279	424
Total Management, financial advice and service fees	554	623	592	646	654	18%	1,101	1,300

Distribution fees
Asset management	45	44	40	46	42	(7)%	94	88
Variable annuities	9	9	8	10	10	11%	18	20
Fixed annuities	3	3	2	3	3	—	5	6
Certificates	—	—	—	—	—	—	—	—
Brokerage, banking and other	204	213	199	214	242	19%	406	456
Total Distribution fees	261	269	249	273	297	14%	523	570

Net investment income
Asset management	5	5	7	11	4	(20)%	11	15
Variable annuities	84	84	86	71	68	(19)%	173	139
Fixed annuities	309	311	293	304	278	(10)%	607	582
Certificates	80	68	78	74	60	(25)%	150	134
Brokerage, banking and other	6	12	22	15	17	#	16	32
Total Net investment income	484	480	486	475	427	(12)%	957	902

Other revenues
Asset management	12	(4)	1	8	99	#	15	107
Variable annuities	8	7	5	10	11	38%	14	21
Fixed annuities	—	—	—	—	—	—	—	—
Certificates	—	—	—	—	—	—	—	—
Brokerage, banking and other	5	9	10	10	5	—	13	15
Total Other revenues	25	12	16	28	115	#	42	143

Total revenues	$1,324	$1,384	$1,343	$1,422	$1,493	13%	$2,623	$2,915

Total revenues by product
Asset management	$359	$376	$338	$358	$441	23%	$716	$799
Variable annuities	214	223	233	229	235	10%	429	464
Fixed annuities	313	315	297	308	283	(10)%	614	591
Certificates	80	68	78	74	60	(25)%	150	134
Brokerage, banking and other	358	402	397	453	474	32%	714	927
Total revenues by product	$1,324	$1,384	$1,343	$1,422	$1,493	13%	$2,623	$2,915

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Accumulation and Income Segment

Retail Managed Assets Rollforwards

						2Q’06
	2Q	3Q	4Q	1Q	2Q	vs. 2Q’05	YTD	YTD
(in billions, unaudited)	2005	2005	2005	2006	2006	% Change	2005	2006

RiverSource Managed Mutual Funds
Beginning assets	$61.2	$59.9	$59.4	$58.1	$58.8	(4)%	$65.3	$58.1
Sales	2.0	2.0	2.0	2.5	2.7	35%	4.1	5.2
Redemptions	(4.5)	(4.5)	(4.2)	(4.7)	(3.7)	18%	(9.4)	(8.4)
Market appreciation (depreciation)	0.9	2.0	0.7	2.6	(1.2)	#	(0.5)	1.4
Other	0.3	—	0.2	0.3	0.2	(33)%	0.4	0.5
Total ending assets	$59.9	$59.4	$58.1	$58.8	$56.8	(5)%	$59.9	$56.8

Percent of Ending Assets Subadvised by Others	10%	10%	11%	13%	12%		10%	12%

RiverSource Managed Mutual Funds by Type
Ending assets of equity mutual funds	$38.6	$39.0	$38.0	$39.1	$37.2	(4)%	$38.6	$37.2
Ending assets of taxable fixed income mutual funds	9.1	8.7	8.4	8.1	7.9	(13)%	9.1	7.9
Ending assets of tax-exempt fixed income mutual funds	6.0	5.8	5.6	5.3	5.0	(17)%	6.0	5.0
Ending assets of money market mutual funds	3.5	3.3	3.5	3.6	3.9	11%	3.5	3.9
Ending assets of hybrid and other mutual funds	2.7	2.6	2.6	2.7	2.8	4%	2.7	2.8
Total ending assets	$59.9	$59.4	$58.1	$58.8	$56.8	(5)%	$59.9	$56.8

Threadneedle Managed Mutual Funds
Beginning assets	$15.4	$16.0	$17.1	$17.8	$19.4	26%	$15.6	$17.8
Sales	1.2	1.7	1.7	1.5	1.4	17%	2.7	2.9
Redemptions	(1.3)	(1.1)	(1.5)	(1.6)	(1.8)	(38)%	(2.6)	(3.4)
Market appreciation (depreciation)	0.9	1.1	0.9	1.5	(0.8)	#	1.0	0.7
Other	(0.2)	(0.6)	(0.4)	0.2	0.6	#	(0.7)	0.8
Total ending assets	$16.0	$17.1	$17.8	$19.4	$18.8	18%	$16.0	$18.8

Threadneedle Managed Mutual Funds by Type
Ending assets of equity mutual funds	$12.2	$13.3	$13.9	$15.3	$14.6	20%	$12.2	$14.6
Ending assets of fixed income mutual funds	2.9	3.0	3.1	3.1	3.2	10%	2.9	3.2
Ending assets of money market mutual funds	0.4	0.3	0.3	0.4	0.4	—	0.4	0.4
Ending assets of hybrid and other mutual funds	0.5	0.5	0.5	0.6	0.6	20%	0.5	0.6
Total ending assets	$16.0	$17.1	$17.8	$19.4	$18.8	18%	$16.0	$18.8

RiverSource Collective Funds
Beginning assets	$11.2	$11.3	$11.3	$11.2	$10.8	(4)%	$12.1	$11.2
Sales	0.5	0.4	0.3	0.4	0.5	—	0.9	0.9
Redemptions	(0.7)	(0.7)	(0.8)	(1.2)	(0.6)	14%	(1.9)	(1.8)
Market appreciation (depreciation)	0.1	0.2	0.2	0.4	—	#	0.1	0.4
Other	0.2	0.1	0.2	0.0	(0.1)	#	0.1	(0.1)
Total ending assets	$11.3	$11.3	$11.2	$10.8	$10.6	(6)%	$11.3	$10.6

#  Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Accumulation and Income Segment

Institutional Managed Assets Rollforwards

						2Q’06
	2Q	3Q	4Q	1Q	2Q	vs. 2Q’05	YTD	YTD
(in billions, unaudited)	2005	2005	2005	2006	2006	% Change	2005	2006

RiverSource Managed Institutional Accounts
Beginning assets	$30.1	$29.1	$27.3	$27.2	$27.5	(9)%	$30.8	$27.2
Sales	1.5	0.3	1.0	1.4	0.6	(60)%	2.4	2.0
Redemptions	(3.0)	(2.3)	(0.6)	(0.8)	(0.6)	80%	(4.4)	(1.4)
Market appreciation (depreciation)	0.3	—	0.1	0.1	(0.1)	#	0.1	—
Other	0.2	0.2	(0.6)	(0.4)	(0.1)	#	0.2	(0.5)
Total ending assets	$29.1	$27.3	$27.2	$27.5	$27.3	(6)%	$29.1	$27.3

RiverSource Managed Institutional Assets by Type
Equity ending assets	$5.8	$4.1	$2.7	$2.5	$2.5	(57)%	$5.8	$2.5
Fixed income ending assets	22.9	23.0	23.8	24.8	24.3	6%	22.9	24.3
Money market ending assets	0.3	0.1	0.6	0.2	0.4	33%	0.3	0.4
Other ending assets	0.1	0.1	0.1	—	0.1	—	0.1	0.1
Total ending assets	$29.1	$27.3	$27.2	$27.5	$27.3	(6)%	$29.1	$27.3

Threadneedle Managed Institutional Accounts
Beginning assets	$98.3	$99.2	$100.1	$100.2	$104.7	7%	$101.4	$100.2
Sales	5.1	5.5	6.9	4.5	5.8	14%	8.0	10.3
Redemptions	(6.2)	(6.9)	(7.8)	(5.5)	(6.7)	(8)%	(11.0)	(12.2)
Market appreciation (depreciation)	3.2	4.2	2.7	4.2	(2.6)	#	3.7	1.6
Other	(1.2)	(1.9)	(1.7)	1.3	4.6	#	(2.9)	5.9
Total ending assets	$99.2	$100.1	$100.2	$104.7	$105.8	7%	$99.2	$105.8

Threadneedle Managed Institutional Assets by Type
Equity ending assets	$48.9	$51.4	$50.7	$54.8	$53.4	9%	$48.9	$53.4
Fixed income ending assets	33.8	33.0	33.4	33.5	35.7	6%	33.8	35.7
Money market ending assets	6.6	5.4	5.8	5.8	5.3	(20)%	6.6	5.3
Other ending assets	9.9	10.3	10.3	10.6	11.4	15%	9.9	11.4
Total ending assets	$99.2	$100.1	$100.2	$104.7	$105.8	7%	$99.2	$105.8

#  Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Accumulation and Income Segment

Financial Advisor Managed Assets Rollforwards

						2Q’06
	2Q	3Q	4Q	1Q	2Q	vs. 2Q’05	YTD	YTD
(in billions, unaudited)	2005	2005	2005	2006	2006	% Change	2005	2006

Ameriprise Wrap Accounts
Beginning assets	$39.5	$42.7	$47.0	$49.7	$54.9	39%	37.3	49.7
Mutual fund net flows	1.5	1.4	1.3	1.9	1.9	27%	3.3	3.8
Market appreciation (depreciation) and other	1.7	2.9	1.4	3.3	(0.1)	#	2.1	3.2
Total ending assets	$42.7	$47.0	$49.7	$54.9	$56.7	33%	$42.7	$56.7

Money Market Funds as a % of Ending Assets	5.9%	5.5%	6.1%	4.3%	6.2%		5.9%	6.2%

SAI Wrap Accounts
Beginning assets	$5.8	$6.1	$6.7	$8.0	$9.1	57%	$5.1	$8.0
Net flows	0.3	0.5	1.5	0.8	0.8	#	0.8	1.6
Market appreciation (depreciation) and other	—	0.1	(0.2)	0.3	(0.1)	—	0.2	0.2
Total ending assets	$6.1	$6.7	$8.0	$9.1	$9.8	61%	$6.1	$9.8

#  Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Accumulation and Income Segment

Owned Assets Related to Variable Products

						2Q’06
	2Q	3Q	4Q	1Q	2Q	vs. 2Q’05	YTD	YTD
(in billions, unaudited)	2005	2005	2005	2006	2006	% Change	2005	2006

Variable Annuities
Beginning balance	$28.3	$29.5	$31.6	$33.2	$36.1	28%	$28.3	$33.2
Deposits	1.6	1.7	1.7	2.1	2.5	56%	2.8	4.6
Withdrawals and surrenders	(0.9)	(0.9)	(0.8)	(1.0)	(1.2)	(33)%	(1.6)	(2.2)
Net flows	0.7	0.8	0.9	1.1	1.3	86%	1.2	2.4
Investment performance and interest credited	0.5	1.3	0.7	1.9	(0.8)	#	—	1.1
Other	—	—	—	(0.1)	0.1	—	—	—
Total ending balance - contract reserves	$29.5	$31.6	$33.2	$36.1	$36.7	24%	$29.5	$36.7

Assets Managed by RiverSource
Variable annuity separate account assets	$15.7	$16.2	$16.4	$17.2	$17.3	10%
Variable universal life assets (1)	2.1	2.1	2.2	2.3	2.3	10%

(1)              Revenue associated with this product is included in the Protection segment.

#                 Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Accumulation and Income Segment

Net Investment Income and Spread Products

						2Q’06
	2Q	3Q	4Q	1Q	2Q	vs. 2Q’05	YTD	YTD
(in millions, unaudited)	2005	2005	2005	2006	2006	% Change	2005	2006

Net Investment Income
Realized gains (losses)	$37	$(8)	$6	$1	$6	(84)%	$44	$7
Income related to interest credited and benefits line hedges	2	12	5	1	(13)	#	(3)	(12)
Net investment income	$484	$480	$486	$475	$427	(12)%	$957	$902

Certificates (Excluding Discontinued Operations)
Beginning balance	$6,282	$6,427	$6,392	$5,649	$5,180	(18)%	$5,831	$5,649
Deposits	781	796	538	471	378	(52)%	1,910	849
Withdrawals and surrenders	(683)	(889)	(1,337)	(993)	(738)	(8)%	(1,402)	(1,731)
Net flows	98	(93)	(799)	(522)	(360)	#	508	(882)
Interest credited	48	58	56	55	42	(13)%	85	97
Other	(1)	—	—	(2)	1	#	3	(1)
Total ending balance	$6,427	$6,392	$5,649	$5,180	$4,863	(24)%	$6,427	$4,863

Asset earnings rate	4.60%	4.65%	4.83%	4.89%	4.93%		4.61%	4.91%
Crediting rate	(2.82)%	(3.17)%	(3.34)%	(3.48)%	(3.66)%		(2.73)%	(3.57)%
Spread (1)	1.78%	1.48%	1.49%	1.41%	1.27%		1.88%	1.34%

Annuities Fixed Account Balances
Beginning balance	$26,823	$26,697	$26,460	$26,126	$25,529	(5)%	$26,979	$26,126
Deposits	344	249	207	237	221	(36)%	692	458
Withdrawals and surrenders	(717)	(761)	(782)	(1,060)	(1,176)	(64)%	(1,446)	(2,236)
Net flows	(373)	(512)	(575)	(823)	(955)	#	(754)	(1,778)
Policyholder interest credited	249	246	242	236	230	(8)%	492	466
Other	(2)	29	(1)	(10)	(3)	(50)%	(20)	(13)
Total ending balance	$26,697	$26,460	$26,126	$25,529	$24,801	(7)%	$26,697	$24,801

Capitalized Interest	$5	$4	$1	$3	$2	(60)%	$10	$5
Ending Balance Attributable to Variable Annuities Fixed Sub-Accounts	$7,197	$7,118	$6,999	$6,810	$6,572	(9)%	$7,197	$6,572

Asset earnings rate	5.55%	5.75%	5.60%	5.83%	5.64%		5.65%	5.73%
Crediting rate	(3.59)%	(3.56)%	(3.54)%	(3.54)%	(3.54)%		(3.60)%	(3.54)%
Spread (2)	1.96%	2.19%	2.06%	2.29%	2.10%		2.05%	2.19%

#                 Variance of 100% or greater.

(1)              The investment income effect of options backing the Stock Market Certificate and the corresponding credited amounts to certificate holders has been excluded from these rates.

(2)              Attributable to interest sensitive products only, which has ranged between 87% to 89% of the total ending annuities fixed accounts balance in the periods reported.  The asset earnings rate is a calculated theoretical yield obtained from the assignment of investment income using the investment year method of allocation.

Ameriprise Financial, Inc.

Asset Accumulation and Income Segment

Selected Asset Management Performance Information

	2Q	3Q	4Q	1Q	2Q
	2005	2005	2005	2006	2006
RiverSource Mutual Fund Performance (1)

Equity - 12 month	66%	66%	69%	73%	69%

Fixed Income - 12 month	45%	45%	50%	50%	44%

Taxable Fixed Income - 12 month	50%	70%	80%	78%	67%

Tax-exempt Fixed Income - 12 month	40%	20%	20%	22%	22%

Equity - 3 year	52%	43%	38%	56%	53%

Fixed Income - 3 year	44%	31%	38%	43%	41%

Taxable Fixed Income - 3 year	67%	67%	67%	80%	63%

Tax-exempt Fixed Income - 3 year	30%	0%	20%	22%	22%

Threadneedle Mutual Fund Performance (2)

Equity - 12 month	36%	62%	69%	84%	83%

Fixed Income - 12 month	78%	67%	78%	78%	44%

Equity - 3 year	25%	19%	19%	41%	59%

Fixed Income - 3 year	67%	56%	56%	56%	56%

(1)              Percent of funds, equal weighted in top 2 Lipper quartiles.

(2)              Percent of funds, equal weighted in top 2 S&P quartiles.

Aggregated data shows only actively-managed mutual funds by affiliated investment managers.

Aggregated data does not include mutual funds subadvised by advisors not affiliated with Ameriprise Financial, Inc. or index funds.

Aggregated equity rankings include RiverSource Portfolio Builder Series and other balanced and asset allocation funds that invest in both equities and fixed income.

RiverSource Portfolio Builder Series funds are funds of mutual funds that may invest in third-party subadvised funds.

Aggregated data only includes mutual funds in existence as of current quarter end.  Refer to Exhibit A for RiverSource individual mutual fund performance rankings and other important disclosures.

Exhibit A includes RiverSource performance rankings for funds subadvised by non-affiliated advisors for general reference although not included in the summary above.

Ameriprise Financial, Inc.

Asset Accumulation and Income Segment

Deferred Acquisition Costs Rollforwards

						2Q’06
	2Q	3Q	4Q	1Q	2Q	vs. 2Q’05	YTD	YTD
(in millions, unaudited)	2005	2005	2005	2006	2006	% Change	2005	2006

Variable Annuities
Beginning balance	$1,522	$1,536	$1,641	$1,719	$1,809	19%	$1,446	$1,719
Capitalization	99	101	105	112	113	14%	179	225
Amortization	(45)	(35)	(40)	(48)	(56)	(24)%	(91)	(104)
Other (FAS 115)	(40)	39	13	26	21	#	2	47
Total ending balance	$1,536	$1,641	$1,719	$1,809	$1,887	23%	$1,536	$1,887

Fixed Annuities
Beginning balance	$427	$406	$409	$396	$391	(8)%	$426	$396
Capitalization	9	8	4	6	5	(44)%	20	11
Amortization	(21)	(15)	(21)	(21)	(22)	(5)%	(43)	(43)
Other (FAS 115)	(9)	10	4	10	7	#	3	17
Total ending balance	$406	$409	$396	$391	$381	(6)%	$406	$381

Other
Beginning balance	$151	$130	$106	$109	$95	(37)%	$166	$109
Capitalization	5	4	4	5	5	—	11	10
Amortization	(23)	(19)	(12)	(18)	(13)	43%	(47)	(31)
Other (FAS 115)	(3)	(9)	11	(1)	1	#	—	—
Total ending balance	$130	$106	$109	$95	$88	(32)%	$130	$88

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Protection Segment

Income Statements

						2Q’06 vs.
	2Q	3Q	4Q	1Q	2Q	2Q’05	YTD	YTD
(in millions, unaudited)	2005	2005	2005	2006	2006	% Change	2005	2006
Revenues
Management, financial advice and service fees	$16	$17	$18	$19	$19	19%	$32	$38
Distribution fees	27	27	25	28	27	—	54	55
Net investment income	88	87	81	89	86	(2)%	171	175
Premiums	285	207	234	226	234	(18)%	560	460
Other revenues	107	108	113	111	130	21%	214	241
Total revenues	523	446	471	473	496	(5)%	1,031	969

Expenses
Compensation and benefits - field	21	47	23	23	22	5%	45	45
Interest credited to account values	36	37	37	36	36	—	72	72
Benefits, claims, losses and settlement expenses	217	183	213	223	213	(2)%	432	436
Amortization of deferred acquisition costs	45	(20)	39	41	62	38%	89	103
Interest and debt expense	—	—	—	—	—	—	—	—
Other expenses	74	67	81	76	71	(4)%	150	147
Total expenses	393	314	393	399	404	3%	788	803
Pretax segment income	$130	$132	$78	$74	$92	(29)%	$243	$166

Other Information
Net investment gains (losses), pretax	$7	$3	$(2)	$2	$—	#	$9	$2
Contribution margin	47.6%	40.1%	42.0%	40.4%	45.4%		46.8%	42.9%
Allocated equity	$2,007	$2,068	$2,162	$2,173	$2,234	11%	$2,007	$2,234
Return on allocated equity for pretax segment income	24.4%	23.7%	21.9%	19.7%	17.7%		24.4%	17.7%

#  Variance of 100% or greater.

Ameriprise Financial, Inc.

Protection Segment

Income Statements

Adjusted to Exclude AMEX Assurance

						2Q’06
	2Q	3Q	4Q	1Q	2Q	vs. 2Q’05	YTD	YTD
(in millions, unaudited)	2005	2005	2005	2006	2006	% Change	2005	2006
Revenues
Management, financial advice and service fees	$15	$16	$18	$19	$19	27%	$30	$38
Distribution fees	27	27	25	28	27	—	54	55
Net investment income	85	84	81	89	86	1%	165	175
Premiums	214	222	234	226	234	9%	418	460
Other revenues	106	109	113	111	130	23%	214	241
Total revenues	447	458	471	473	496	11%	881	969

Expenses
Compensation and benefits - field	20	12	23	23	22	10%	43	45
Interest credited to account values	36	37	37	36	36	—	72	72
Benefits, claims, losses and settlement expenses	197	234	213	223	213	8%	393	436
Amortization of deferred acquisition costs	36	(20)	39	41	62	72%	72	103
Interest and debt expense	—	—	—	—	—	—	—	—
Other expenses	67	66	81	76	71	6%	137	147
Total expenses	356	329	393	399	404	13%	717	803
Adjusted pretax segment income	$91	$129	$78	$74	$92	1%	$164	$166

Other Information
Adjusted net investment gains (losses), pretax	$7	$3	$(2)	$2	$—	#	$9	$2
Adjusted contribution margin	43.4%	38.2%	42.0%	40.4%	45.4%		42.3%	42.9%
Allocated equity	$2,007	$2,068	$2,162	$2,173	$2,234	11%	$2,007	$2,234
Return on allocated equity for adjusted pretax segment income	16.6%	17.9%	17.9%	17.7%	17.3%		16.6%	17.3%

#  Variance of 100% or greater.

Ameriprise Financial, Inc.

Protection Segment

Adjusted Revenues by Product

						2Q’06
	2Q	3Q	4Q	1Q	2Q	vs. 2Q’05	YTD	YTD
(in millions, unaudited)	2005	2005	2005	2006	2006	% Change	2005	2006
Revenues
Management, financial advice and service fees
VUL / UL	$14	$16	$16	$18	$18	29%	$28	$36
Auto and Home	1	—	1	1	1	—	2	2
Disability income, LTC and other	—	—	1	—	—	—	—	—
Adjusted Management, financial advice and service fees	15	16	18	19	19	27%	30	38
AMEX Assurance	1	1	—	—	—	#	2	—
Total Management, financial advice and service fees	16	17	18	19	19	19%	32	38

Distribution fees
VUL / UL	18	18	17	18	19	6%	35	37
Auto and Home	—	—	—	1	—	—	1	1
Disability income, LTC and other	9	9	8	9	8	(11)%	18	17
Adjusted Distribution fees	27	27	25	28	27	—	54	55
AMEX Assurance	—	—	—	—	—	—	—	—
Total Distribution fees	27	27	25	28	27	—	54	55

Net investment income
VUL / UL	28	30	31	31	29	4%	59	60
Traditional life	4	4	4	4	4	—	8	8
Auto and Home	7	7	9	10	10	43%	13	20
Disability income, LTC and other	46	43	37	44	43	(7)%	85	87
Adjusted Net investment income	85	84	81	89	86	1%	165	175
AMEX Assurance	3	3	—	—	—	#	6	—
Total Net investment income	88	87	81	89	86	(2)%	171	175

Premiums
Traditional life	19	16	22	18	18	(5)%	37	36
Auto and Home	121	132	136	133	139	15%	236	272
Disability income, LTC and other	74	74	76	75	77	4%	145	152
Adjusted Premiums	214	222	234	226	234	9%	418	460
AMEX Assurance	71	(15)	—	—	—	#	142	—
Total Premiums	285	207	234	226	234	(18)%	560	460

Other revenues
VUL / UL	108	109	110	111	132	22%	216	243
Auto and Home	(1)	—	—	(1)	—	#	(2)	(1)
Disability income, LTC and other	(1)	—	3	1	(2)	#	—	(1)
Adjusted Other revenues	106	109	113	111	130	23%	214	241
AMEX Assurance	1	(1)	—	—	—	#	—	—
Total Other revenues	107	108	113	111	130	21%	214	241

Total revenues	$523	$446	$471	$473	$496	(5)%	$1,031	$969

Total revenues by product
VUL / UL	$168	$173	$174	$178	$198	18%	$338	$376
Traditional life	23	20	26	22	22	(4)%	45	44
Auto and Home	128	139	146	144	150	17%	250	294
Disability income, LTC and other	128	126	125	129	126	(2)%	248	255
Adjusted Total revenues by product	447	458	471	473	496	11%	881	969
AMEX Assurance	76	(12)	—	—	—	#	150	—
Total revenues by product	$523	$446	$471	$473	$496	(5)%	$1,031	$969

#  Variance of 100% or greater.

Ameriprise Financial, Inc.

Protection Segment

Selected Statistical Information

						2Q’06
	2Q	3Q	4Q	1Q	2Q	vs. 2Q’05	YTD	YTD
(in millions unless otherwise noted, unaudited)	2005	2005	2005	2006	2006	% Change	2005	2006

Sales
VUL/UL (1)	$80	$88	$92	$90	$86	8%	$160	$176
Term and whole life	5	5	5	5	5	—	10	10
Disability income	6	5	6	5	5	(17)%	11	10
Long-term care and other	10	10	10	10	10	—	21	20

Lapse Rate
VUL/UL	5.2%	5.2%	5.0%	5.7%	5.6%		5.1%	5.6%

Face Amount Outstanding
VUL/UL	$102,775	$104,331	$105,924	$107,531	$108,974	6%	$102,775	$108,974
Term and whole life	48,480	50,255	52,163	54,346	56,517	17%	48,480	56,517
Other (2)	1,961	1,941	1,931	1,906	1,882	(4)%	1,961	1,882
Total Face Amount Outstanding	$153,216	$156,527	$160,018	$163,783	$167,373	9%	$153,216	$167,373

Policyholder Reserves
VUL/UL	$6,847	$7,131	$7,327	$7,708	$7,653	12%	$6,847	$7,653
Term and whole life	231	232	234	234	237	3%	231	237
Disability income	341	348	356	368	374	10%	341	374
Long-term care and other	2,044	2,081	2,107	2,133	2,147	5%	2,044	2,147

Net Amount at Risk (3)
VUL/UL	$49,792	$49,171	$48,804	$48,047	$47,731	(4)%	$49,792	$47,731
Term and whole life	15,896	15,605	15,616	15,449	15,435	(3)%	15,896	15,435

Auto and Home Insurance
Policy count (in thousands)	434	445	451	459	469	8%	434	469
Loss ratio	81.8%	83.3%	82.6%	82.8%	74.4%		82.1%	78.5%
Expense ratio	15.1%	13.0%	17.2%	14.9%	15.7%		15.3%	15.3%

(1)     Includes lump sum deposits.

(2)     Includes only other life insurance.

(3)     Face amount outstanding less policyholder reserves net of re-insurance.

#  Variance of 100% or greater.

Ameriprise Financial, Inc.

Protection Segment

Product Rollforwards

						2Q’06
	2Q	3Q	4Q	1Q	2Q	vs. 2Q’05	YTD	YTD
(in millions, unaudited)	2005	2005	2005	2006	2006	% Change	2005	2006
Future Policy Benefits and Policyholder Account Balances
VUL/UL
Beginning balance	$6,704	$6,847	$7,131	$7,327	$7,708	15%	$6,686	$7,327
Premiums and deposits	244	249	259	266	264	8%	495	530
Investment performance and interest credited	100	246	139	339	(98)	#	62	241
Withdrawals and surrenders	(210)	(229)	(221)	(242)	(244)	(16)%	(415)	(486)
Other	9	18	19	18	23	#	19	41
Total ending balance	$6,847	$7,131	$7,327	$7,708	$7,653	12%	$6,847	$7,653

Deferred Acquisition Costs
VUL/UL
Beginning balance	$1,260	$1,269	$1,350	$1,371	$1,397	11%	$1,239	$1,371
Capitalization	32	34	34	34	31	(3)%	62	65
Amortization	(16)	40	(16)	(14)	(10)	38%	(32)	(24)
Other (FAS 115)	(7)	7	3	6	4	#	—	10
Total ending balance	$1,269	$1,350	$1,371	$1,397	$1,422	12%	$1,269	$1,422

Term and Whole Life
Beginning balance	$94	$96	$100	$101	$102	9%	$92	$101
Capitalization	7	7	6	6	6	(14)%	13	12
Amortization	(4)	(3)	(6)	(6)	(4)	—	(8)	(10)
Other	(1)	—	1	1	—	#	(1)	1
Total ending balance	$96	$100	$101	$102	$104	8%	$96	$104

Disability Income, LTC and Other
Beginning balance	$439	$443	$445	$448	$446	2%	$436	$448
Capitalization	15	16	16	15	12	(20)%	29	27
Amortization	(11)	(12)	(12)	(16)	(13)	(18)%	(23)	(29)
Other	—	(2)	(1)	(1)	2	#	1	1
Total ending balance	$443	$445	$448	$446	$447	1%	$443	$447

Auto and Home
Beginning balance	$34	$35	$37	$38	$40	18%	$32	$38
Capitalization	6	7	6	7	8	33%	12	15
Amortization	(5)	(5)	(5)	(5)	(35)	#	(9)	(40)
Other	—	—	—	—	—	#	—	—
Total ending balance	$35	$37	$38	$40	$13	(63)%	$35	$13

#  Variance of 100% or greater.

Ameriprise Financial, Inc.

Corporate and Other and Eliminations Segment

Income Statements

						2Q’06
	2Q	3Q	4Q	1Q	2Q	vs. 2Q’05	YTD	YTD
(in millions, unaudited)	2005	2005	2005	2006	2006	% Change	2005	2006
Revenues
Management, financial advice and service fees	$62	$47	$41	$45	$48	(23)%	$107	$93
Distribution fees	1	—	3	—	1	—	—	1
Net investment income (loss)	(14)	(6)	7	10	9	#	(22)	19
Premiums (1)	(6)	(5)	(6)	(6)	(5)	17%	(11)	(11)
Other revenues	5	7	10	5	11	#	14	16
Total revenues	48	43	55	54	64	33%	88	118

Expenses
Compensation and benefits - field	40	30	35	34	38	(5)%	69	72
Interest and debt expense	19	16	21	20	23	21%	36	43
Other expenses	43	40	12	44	47	9%	58	91
Total expenses before separation costs	102	86	68	98	108	6%	163	206
Pretax segment loss before separation costs	(54)	(43)	(13)	(44)	(44)	19%	(75)	(88)
Separation costs, pretax	56	92	125	67	84	50%	76	151
Pretax segment loss	$(110)	$(135)	$(138)	$(111)	$(128)	(16)%	$(151)	$(239)

Other Information
Net investment gains (losses), pretax	$13	$(1)	$1	$1	$—	#	$14	$1
Allocated equity	1,030	2,060	1,812	1,759	1,900	84%	1,030	1,900

(1)     Represents the elimination of intercompany E&O premiums recorded in the Protection segment.

#  Variance of 100% or greater.

Ameriprise Financial, Inc.

Capital and Ratings Information

	June 30,		September 30,		December 31,		March 31,		June 30,
(in millions, unaudited)	2005		2005		2005		2006		2006
Balance Sheet Detail
American Express debt	$1,596		$—		$—		$—		$—
Senior notes	—		1,350		1,500		1,500		1,500
Fixed rate sales leaseback	18		—		—		—		—
Medium term notes	50		50		50		—		—
Junior subordinated notes(1)	—		—		—		—		500

Non-recourse
Debt of CDO	310		310		283		283		254
Debt of property fund limited partnerships	—		—		—		138		165
Subtotal non-recourse debt	310		310		283		421		419
Total debt	$1,974		$1,710		$1,833		$1,921		$2,419

Total debt excluding non-recourse debt	$1,664		$1,400		$1,550		$1,500		$2,000

Total debt excluding non-recourse debt and 75% equity credit(1)	$1,664		$1,400		$1,550		$1,500		$1,625

Shareholders’ Equity
Common stock	$2		$2		$2		$3		$3
Additional paid-in capital	2,924		4,094		4,091		4,208		4,254
Retained earnings	3,753		3,661		3,745		3,862		3,976
Treasury stock	—		—		—		(290)		(332)
Accumulated other comprehensive income (loss), net of tax	314		(20)		(151)		(442)		(666)
Total shareholders’ equity	$6,993		$7,737		$7,687		$7,341		$7,235

Total capital	$8,967		$9,447		$9,520		$9,262		$9,654
Total capital excluding non-recourse debt	8,657		9,137		9,237		8,841		9,235
Junior subordinate notes equity credit	—		—		—		—		375

Other Information
Ratio of earnings to fixed charges	7.3	x	8.0	x	5.1	x	6.6	x	5.8	x
Ratio of earnings to fixed charges without non-recourse debt interest	8.4	x	8.7	x	5.1	x	7.8	x	7.0	x

Debt to total capital	22.0%		18.1%		19.3%		20.7%		25.1%
Debt to total capital (excluding non-recourse debt)	19.2%		15.3%		16.8%		17.0%		21.7%
Debt to total capital excluding non-recourse debt and 75% equity credit(1)	—		—		—		—		17.6%

Double Leverage	115.8%		106.9%		103.7%		105.9%		105.8%

	A.M. Best		S & P		Moody’s		Fitch
Financial Strength
Claims Paying Rating
IDS Life Insurance Company	A+		AA-		Aa3		AA-
IDS Property Casualty Ins. Company	A		N/R		N/R		N/R

Debt Ratings
Ameriprise Financial, Inc.	a-		A-		A3		A-

(1) The Company’s junior subordinated notes receive an equity credit of at least 75% by the majority of rating agencies.

Ameriprise Financial, Inc.

Non-GAAP Financial Information

Ameriprise Financial, Inc. (the Company) follows accounting principles generally accepted in the United States (GAAP). This report includes information on both a GAAP and non-GAAP basis.

Certain non-GAAP measures in this report exclude items that are a direct result of the separation from American Express Company, which consist of discontinued operations, AMEX Assurance and non-recurring separation costs. These non-GAAP financial measures, which management views as important indicators of financial performance, include:

• Consolidated income statements adjusted to exclude AMEX Assurance and separation costs;

• Protection segment income statements adjusted to exclude AMEX Assurance;

• Total expenses before separation costs;

• Adjusted net investment gains (losses), pretax (adjusted to exclude AMEX Assurance);

• Adjusted earnings (adjusted to exclude AMEX Assurance) and separation costs;

• Adjusted contribution margin (adjusted to exclude AMEX Assurance);

• Income before income tax provision, discontinued operations and separation costs;

• Income tax provision before tax benefit attributable to separation costs;

• Income before discontinued operations and separation costs;

• Separation cost, after-tax;

• Adjusted pretax segment income (adjusted to exclude AMEX Assurance);

• Adjusted return on allocated equity (adjusted to exclude AMEX Assurance); and

• Pretax segment loss before separation costs.

Management believes that the presentation of these non-GAAP financial measures excluding these specific income statement impacts best reflects the underlying performance of the Company’s ongoing operations and facilitates a more meaningful trend analysis. These non-GAAP measures are also used for goal setting, certain compensation related to the Company’s annual incentive award program and evaluating the Company’s performance on a basis comparable to that used by securities analysts.

The Company presents a debt to capital ratio excluding non-recourse debt of a CDO consolidated in accordance with FIN 46R and non-recourse debt of property fund limited partnerships managed by Threadneedle consolidated in accordance with EITF 04-5. Management believes that the debt to capital ratio excluding this non-recourse debt better represents the Company’s capital structure.

Reclassification

Certain prior period information has been restated to conform to current period presentation.

Ameriprise Financial, Inc.

Glossary of Selected Terminology

Adjusted Contribution Margin - Total revenues less compensation and benefits - field, interest credited to account values and benefits, claims, losses and settlement expenses as a percentage of total revenues. Amounts exclude AMEX Assurance.

Adjusted Earnings - Income before discontinued operations, AMEX Assurance and non-recurring separation costs.

Adjusted Net Investment Gains (Losses), Pretax - Represents the net investment gains (losses) adjusted to exclude AMEX Assurance.

Adjusted Return on Equity - Adjusted return on equity (“ROE”) is calculated using as the numerator adjusted earnings for the last twelve months and as the denominator a five point average of equity excluding both the assets and liabilities of discontinued operations and equity allocated to expected non-recurring separation costs as of the last day of the preceding four quarters and the current quarter.

Administered Assets - Administered assets include assets for which the Company provides administrative services such as assets of its clients invested in other companies’ products that the Company offers outside of its wrap accounts. These assets include those held in customers’ brokerage accounts. The Company does not exercise management discretion over these assets and does not earn a management fee. These assets are not reported on the Company’s Consolidated Balance Sheets.

Allocated Equity -  The internal allocation of consolidated shareholders’ equity, excluding accumulated other comprehensive income (loss), to the Company’s operating segments for purposes of measuring segment return on allocated equity. Allocated equity does not represent insurance company risk-based capital or other regulatory capital requirements applicable to the Company and certain of its subsidiaries.

AMEX Assurance Company - A legal entity owned by IDS Property Casualty Insurance Company that offers travel and other card insurance to American Express customers. This business had historically been reported in the Travel Related Services segment of American Express Company (“American Express”). Under the separation agreement with American Express, 100 percent of this business was ceded to an American Express subsidiary in return for an arm’s length ceding fee. Ameriprise Financial expects to sell the legal entity of AMEX Assurance to American Express within two years after September 30, 2005 for a fixed price equal to the net book value of AMEX Assurance.

Asset Accumulation and Income Segment – This segment offers products and services, both the Company’s and other companies’, to help the Company’s retail clients address identified financial objectives related to asset accumulation and income management. Products and services in this segment are related to financial advice services, asset management, brokerage and banking, and include mutual funds, wrap accounts, variable and fixed annuities, brokerage accounts and investment certificates. This operating segment also serves institutional clients by providing investment management services in separately managed accounts, sub-advisory, alternative investments and 401(k) markets. The Company earns revenues in this segment primarily through fees we receive based on managed assets and annuity separate account assets. These fees are impacted by both market movements and net asset flows. The Company also earns net investment income on owned assets, principally supporting the fixed annuity business and distribution fees on sales of mutual funds and other products.  This segment includes the results of SAFC, which through its operating subsidiary, Securities America, Inc., operates its own separately branded distribution network.

Auto and Home Insurance - Personal auto and home protection products marketed directly to customers through marketing alliances such as with Costco Wholesale and Ford Motor Credit Company. The Company sells these products through its auto and home insurance subsidiary, IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home).

Book Value per Share - Total shareholders’ equity divided by the number of common shares outstanding and nonforeitable restricted stock rights vested at period-end.

Branded Advisor Clients - Individual, business, or institutional clients that receive investment advice and other services from an Ameriprise employee or franchisee-based financial advisor excluding Financial Service Center clients.

Clients With a Financial Plan Percentage - The period-end number of our current clients who have received a financial plan, or have entered into an agreement to receive and have paid for a financial plan, divided by the number of active retail client groups, serviced by branded employees, franchise advisors and the Company’s customer service organization.

Company - Ameriprise Financial, Inc. and consolidated subsidiaries. Effective August 1, 2005, the Company transferred its 50% ownership interest and the related assets and liabilities of American Express International Deposit Company (“AEIDC”) to American Express Company as part of the separation agreement with American Express. The assets, liabilities and results of operations of AEIDC are reported as discontinued operations.

Contribution Margin - Total revenues less compensation and benefits - field, interest credited to account values and benefits, claims, losses and settlement expenses as a percentage of total revenues.

Corporate and Other and Eliminations Segment – This segment consists of income derived from financial planning fees, corporate level assets and unallocated corporate expenses. This segment also includes non-recurring costs associated with the Company’s separation from American Express. For purposes of presentation in the statistical supplement, this segment also includes eliminations.

Debt to Capital Ratio - A ratio comprised of total debt divided by total capital. This ratio is also presented excluding non-recourse debt of a collateralized debt obligation (“CDO”) consolidated in accordance with FIN 46R and non-recourse debt of property fund limited partnerships managed by Threadneedle consolidated in accordance with EITF 04-5. In addition, we provide debt to capital ratio information excluding non-recourse debt that reflects an equity credit on our junior subordinated notes issued May 26, 2006. These junior subordinated notes receive an equity credit of at least 75% by the majority of rating agencies.

Deferred Acquisition Costs and Amortization - Deferred acquisition costs (“DAC”) represents the costs of acquiring new protection, annuity and certain mutual fund business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity, life, disability income and long-term care insurance and, to a lesser extent, deferred marketing and promotion expenses on auto and home insurance and deferred distribution costs on certain mutual fund products. These costs are deferred to the extent they are recoverable from future profits. For the annuity and protection products, DAC is amortized over the periods approximating the lives of the business, principally as a percentage of premiums or estimated gross profits associated with the products, depending on the product’s characteristics. For certain mutual fund products, DAC is generally amortized over fixed periods on a straight-line basis adjusted for redemptions.

Double Leverage - A ratio reflecting parent-company equity investments, including goodwill, in consolidated operating subsidiaries divided by total shareholders’ equity.

Effective Tax Rate on Adjusted Earnings - Represents the ratio of income tax provision before tax benefit attributable to separation costs, divided by income before income tax provision, discontinued operations, and separation costs.

Financial Plans Sold - The number of financial plans that, during the period, have been paid for and have been or will be provided to a client based on an agreement, less financial plans sold in prior periods not delivered within 14 months.

Gross Dealer Concession - An internal measure, commonly used in the financial services industry, of the sales production of the financial advisor channel.

Managed Assets - Managed assets includes client assets for which the Company provides investment management and other services, such as the assets of the RiverSource family of mutual funds, assets of institutional clients and assets held in its wrap accounts (retail accounts for which the Company receives a fee based on assets held in the account). Managed assets also include assets managed by sub-advisors selected by the Company. Managed assets do not include owned assets or administered assets. These assets are not reported on the Company’s Consolidated Balance Sheets.

Mass Affluent - Individuals with $100,000 to $1 million in investable assets.

Mass Affluent Clients - Individuals with over $100,000 in investable assets or comparable product values with the Company.

Net Flows - Sales less redemptions plus other. Other includes reinvested dividends.

Net Income Margin - A ratio representing net income as a percentage of total revenues.

Owned Assets - Owned assets include certain financial assets on the Company’s Consolidated Balance Sheet, principally investments in the general and separate accounts of its life insurance subsidiaries, as well as cash and cash equivalents, restricted and segregated cash and receivables.

Pretax Segment Income (Loss) – Segment income (loss) before income tax provision (benefit) and discontinued operations.

Protection Segment – This segment offers a variety of protection products, both the Company’s and other companies’, including life, disability income, long-term care and auto and home insurance to address the identified protection and risk management needs of the Company’s retail clients. The Company earns revenues in this operating segment primarily through premiums, fees and charges that the Company receives to assume insurance-related risk, fees the Company receives on owned assets and net investment income the Company earns on assets on the Company’s consolidated balance sheets related to this segment.

Ratio of Earnings to Fixed Charges - A ratio comprised of earnings divided by fixed charges. Earnings are defined as income before income tax provision, discontinued operations and accounting change plus interest and debt expense, interest portion of rental expense, amortization of capitalized interest and adjustments related to equity investees and minority interests in consolidated entities. Fixed charges are defined as interest and debt expense, and the interest portion of rental expense and capitalized interest. The ratio is also presented excluding the effect of interest on non-recourse debt of a collateralized debt obligation consolidated in accordance with FIN 46R and the Threadneedle managed property fund limited partnerships consolidated in accordance with EITF 04-5.

Return on Allocated Equity for Pretax Segment Income or Adjusted Pretax Segment Income – Calculated using pretax segment income or adjusted pretax segment income for the last twelve months and the average allocated equity as of the last day of the trailing four quarters. Estimates of pretax segment income for the last three quarters of 2004 were used in these calculations.

RiverSource Managed Assets - Managed client assets of RiverSource Investments, LLC, an SEC-registered investment adviser that offers investment products and services under the names RiverSource Institutional Advisors, RiverSource Alternative Investments, RiverSource Capital Management and RiverSource Insurance Assets.

Securities America Financial Corporation - Securities America Financial Corporation (“SAFC”) is a corporation whose sole function is to hold the stock of its operating subsidiaries, Securities America, Inc. (“SAI”) and Securities America Advisors, Inc. (“SAA”). SAI is a registered broker-dealer and an insurance agency. SAA is an SEC registered investment advisor.

Separate Accounts - Represent assets and liabilities that are maintained and established primarily for the purpose of funding variable annuity and insurance products. The assets of the separate account are only available to fund the liabilities of the variable annuity contract holders and others with contracts requiring premiums or other deposits to the separate account. Clients elect to invest premiums in stock, bond and/or money market funds depending on their risk tolerance. All investment performance, net of fees, is passed through to the client.

Separation Costs - The Company has incurred significant non-recurring separation costs as a result of the separation from American Express. Separation costs generally consist of costs associated with separating and reestablishing the Company’s technology platforms, establishing the Ameriprise Financial brand and advisor and employee retention programs.

Separation Costs, After-Tax – For this non-GAAP presentation of non-recurring separation costs, after-tax is calculated in each quarter using the statutory tax rate of 35%, adjusted for permanent differences, if any.

Strategic Portfolio Services - Strategic Portfolio Services (“SPS”)  is a non-discretionary investment advisory wrap account program offering mutual funds, publicly traded securities and other financial account features. SPS provides execution of securities transactions for an asset-based fee, periodic portfolio reviews and ongoing investment advice.

Third Party Distribution - Distribution of RiverSource products, which include a variety of equity and fixed income mutual funds, annuities, and insurance products, to retail clients through unaffiliated financial institutions and broker-dealers. The Third Party channel is separate from the Branded Advisor, Threadneedle, SAFC, and Institutional sales channels.

Total Clients - The sum of all clients, individual, business, and institutional, that receive investment management and/or other services, excluding those clients serviced by SAFC and Threadneedle.

Total Capital - Total shareholders’ equity plus total debt. Total capital is also presented excluding non-recourse debt.

Wrap Accounts - Wrap accounts enable the Company’s clients to purchase securities such as mutual funds in connection with investment advisory fee-based “wrap account” programs or services. The Company offers clients the opportunity to select proprietary and non-proprietary funds. The Company currently offers discretionary and non-discretionary investment advisory wrap accounts. In a discretionary wrap account, an unaffiliated investment advisor or an investment management subsidiary, RiverSource Investments, LLC chooses the underlying investments in the portfolio on behalf of the client. In a non-discretionary wrap account, the client chooses the underlying investments in the portfolio based, to the extent the client elects, in part or whole on the recommendations of their financial advisor. Investors in the Company’s wrap accounts generally pay an asset based fee based on the assets held in their wrap accounts. These investors also pay any related fees or costs included in the underlying securities held in that account, such as underlying mutual fund operating expenses and Rule 12b-1 fees.

EXHIBIT A

RiverSourceSM Mutual Fund Performance and
Lipper Ranking

Equity Fund Performance & Lipper Ranking

As of June 30, 2006

Source of Data: Lipper

	Total Net	Total Net	Rankings and Annualized Returns at NAV
	Assets	Assets	1 year		3 years		5 years
Class A Shares by Lipper Category	(Mil $)	Date	Return	Ranking	Return	Ranking	Return	Ranking
Emerging Market Funds
RiverSourceSM Emerging Markets Fund	505.90	6/30/2006	36.04	35%	32.55	57%	19.30	71%
Lipper Fund Ranking / Total Funds in Category				69 / 200		101 / 177		100 / 140
Equity Income Funds
RiverSourceSM Diversified Equity Income Fund	6,622.20	6/30/2006	21.04	2%	21.53	2%	10.38	4%
Lipper Fund Ranking / Total Funds in Category				3 / 225		2 / 163		5 / 124
RiverSourceSM Dividend Opportunity Fund	1,242.90	6/30/2006	10.34	43%	11.23	72%	0.42	95%
Lipper Fund Ranking / Total Funds in Category				97 / 225		118 / 163		118 / 124
European Region Funds
RiverSourceSM European Equity Fund	110.40	6/30/2006	28.15	36%	20.14	87%	7.66	74%
Lipper Fund Ranking / Total Funds in Category				37 / 103		83 / 95		61 / 82
Flexible Portfolio Funds
RiverSourceSM Strategic Allocation Fund	1,282.20	6/30/2006	10.80	25%	11.68	32%	5.20	34%
Lipper Fund Ranking / Total Funds in Category				31 / 123		34 / 106		28 / 83
Global Large Cap Growth Funds
RiverSourceSM Global Equity Fund	700.30	6/30/2006	24.40	5%	19.16	11%	5.30	24%
Lipper Fund Ranking / Total Funds in Category				3 / 70		6 / 54		11 / 46
Gold-Oriented Funds
RiverSourceSM Precious Metals Fund	108.50	6/30/2006	69.54	48%	28.74	70%	27.13	83%
Lipper Fund Ranking / Total Funds in Category				26 / 54		34 / 48		33 / 39
International Large Cap Core Funds
RiverSourceSM International Opportunity Fund	588.90	6/30/2006	29.25	12%	20.79	53%	6.32	73%
Lipper Fund Ranking / Total Funds in Category				25 / 208		101 / 193		116 / 160
International Multi Cap Growth Funds
RiverSourceSM International Aggressive Growth Fund *	438.60	6/30/2006	27.96	27%	24.84	15%
Lipper Fund Ranking / Total Funds in Category				45 / 167		22 / 147
International Multi Cap Value Funds
RiverSourceSM International Equity Fund *	179.90	6/30/2006	27.87	34%	21.28	86%
Lipper Fund Ranking / Total Funds in Category				40 / 120		89 / 103
RiverSourceSM International Select Value Fund *	1,817.60	6/30/2006	29.86	19%	25.41	37%
Lipper Fund Ranking / Total Funds in Category				22 / 120		38 / 103
International Small/Mid Cap Core Funds
RiverSourceSM International Small Cap Fund *	105.60	6/30/2006	19.40	76%	22.67	88%
Lipper Fund Ranking / Total Funds in Category				38 / 49		41 / 46
Large Cap Core Funds
RiverSourceSM Large Cap Equity Fund	8,075.90	6/30/2006	5.55	73%	7.88	74%
Lipper Fund Ranking / Total Funds in Category				617 / 848		534 / 725
RiverSourceSM Fundamental Growth Fund *	166.50	6/30/2006	3.57	89%	4.71	96%
Lipper Fund Ranking / Total Funds in Category				751 / 848		690 / 725
RiverSourceSM Disciplined Equity Fund	1,943.10	6/30/2006	9.89	20%	10.97	28%
Lipper Fund Ranking / Total Funds in Category				167 / 848		200 / 725
Large Cap Growth Funds
RiverSourceSM Growth Fund	3,362.30	6/30/2006	3.41	70%	7.34	61%	-2.11	65%
Lipper Fund Ranking / Total Funds in Category				490 / 705		358 / 594		312 / 482
Large Cap Value Fund
RiverSourceSM Equity Value Fund	1,145.20	6/30/2006	18.69	5%	17.57	5%	4.76	34%
Lipper Fund Ranking / Total Funds in Category				21 / 494		18 / 416		101 / 298
RiverSourceSM Large Cap Value Fund	109.20	6/30/2006	7.97	77%	11.35	74%
Lipper Fund Ranking / Total Funds in Category				381 / 494		308 / 416
RiverSourceSM Value Fund *	412.20	6/30/2006	11.37	33%	12.29	58%	4.52	39%
Lipper Fund Ranking / Total Funds in Category				163 / 494		238 / 416		115 / 298
Mid Cap Growth Funds
RiverSourceSM Mid Cap Growth Fund	1,757.90	6/30/2006	7.23	84%	10.05	94%	4.24	34%
Lipper Fund Ranking / Total Funds in Category				478 / 572		445 / 473		120 / 360
RiverSourceSM Aggressive Growth Fund *	604.00	6/30/2006	15.23	29%	16.32	33%
Lipper Fund Ranking / Total Funds in Category				163 / 572		152 / 473

A1

	Rankings and Annualized Returns at NAV
			Fund	Since
	10 years		Inception	Inception		Ranking	Since
Class A Shares by Lipper Category	Return	Ranking	Date	Return		Date	Ranking
Emerging Market Funds
RiverSourceSM Emerging Markets Fund			11/13/1996	8.14		11/14/1996	52%
Lipper Fund Ranking / Total Funds in Category							35 / 67
Equity Income Funds
RiverSourceSM Diversified Equity Income Fund	10.79	13%	10/15/1990	12.95		10/18/1990	33%
Lipper Fund Ranking / Total Funds in Category		10 / 76					9 / 27
RiverSourceSM Dividend Opportunity Fund	7.23	73%	8/1/1988	9.59		8/4/1988	78%
Lipper Fund Ranking / Total Funds in Category		56 / 76					17 / 21
European Region Funds
RiverSourceSM European Equity Fund			6/26/2000	1.04		6/26/2000	85%
Lipper Fund Ranking / Total Funds in Category							56 / 65
Flexible Portfolio Funds
RiverSourceSM Strategic Allocation Fund	6.02	86%	1/23/1985	10.89		1/24/1985	34%
Lipper Fund Ranking / Total Funds in Category		36 / 41					2 / 5
Global Large Cap Growth Funds
RiverSourceSM Global Equity Fund	4.48	73%	5/29/1990	5.89		5/31/1990	84%
Lipper Fund Ranking / Total Funds in Category		16 / 21					5 / 5
Gold-Oriented Funds
RiverSourceSM Precious Metals Fund	3.81	76%	4/22/1985	8.13		4/25/1985	37%
Lipper Fund Ranking / Total Funds in Category		19 / 24					4 / 10
International Large Cap Core Funds
RiverSourceSM International Opportunity Fund	2.99	90%	11/15/1984	8.72		11/15/1984	84%
Lipper Fund Ranking / Total Funds in Category		59 / 65					5 / 5
International Multi Cap Growth Funds
RiverSourceSM International Aggressive Growth Fund *			9/28/2001	14.57		9/28/2001	36%
Lipper Fund Ranking / Total Funds in Category							43 / 119
International Multi Cap Value Funds
RiverSourceSM International Equity Fund *			10/3/2002	20.27		10/3/2002	94%
Lipper Fund Ranking / Total Funds in Category							84 / 89
RiverSourceSM International Select Value Fund *			9/28/2001	17.63		9/28/2001	27%
Lipper Fund Ranking / Total Funds in Category							21 / 79
International Small/Mid Cap Core Funds
RiverSourceSM International Small Cap Fund *			10/3/2002	24.98		10/3/2002	75%
Lipper Fund Ranking / Total Funds in Category							30 / 39
Large Cap Core Funds
RiverSourceSM Large Cap Equity Fund			3/28/2002	3.09		3/28/2002	46%
Lipper Fund Ranking / Total Funds in Category							301 / 655
RiverSourceSM Fundamental Growth Fund *			4/24/2003	6.26		4/24/2003	96%
Lipper Fund Ranking / Total Funds in Category							685 / 719
RiverSourceSM Disciplined Equity Fund			4/24/2003	13.40		4/24/2003	19%
Lipper Fund Ranking / Total Funds in Category							134 / 719
Large Cap Growth Funds
RiverSourceSM Growth Fund	3.16	89%	3/1/1972	11.73		3/2/1972	24%
Lipper Fund Ranking / Total Funds in Category		148 / 167					6 / 25
Large Cap Value Fund
RiverSourceSM Equity Value Fund	8.12	54%	3/20/1995	9.80		3/23/1995	57%
Lipper Fund Ranking / Total Funds in Category		66 / 123					57 / 99
RiverSourceSM Large Cap Value Fund			6/27/2002	8.58		6/27/2002	59%
Lipper Fund Ranking / Total Funds in Category							211 / 358
RiverSourceSM Value Fund *			6/18/2001	4.58		6/18/2001	43%
Lipper Fund Ranking / Total Funds in Category							127 / 297
Mid Cap Growth Funds
RiverSourceSM Mid Cap Growth Fund	8.97	28%	6/4/1957		^
Lipper Fund Ranking / Total Funds in Category		37 / 134
RiverSourceSM Aggressive Growth Fund *			4/24/2003	19.69		4/24/2003	23%
Lipper Fund Ranking / Total Funds in Category							104 / 460

A2

	Annualized Returns at POP
	Max. Front
	Sales					Since
Class A Shares by Lipper Category	Charge	1 year	3 years	5 years	10 years	Inception
Emerging Market Funds
RiverSourceSM Emerging Markets Fund	5.75	28.22	29.96	17.89		7.48
Lipper Fund Ranking / Total Funds in Category
Equity Income Funds
RiverSourceSM Diversified Equity Income Fund	5.75	14.08	19.15	9.08	10.14	12.53
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Dividend Opportunity Fund	5.75	4.00	9.05	-0.76	6.60	9.23
Lipper Fund Ranking / Total Funds in Category
European Region Funds
RiverSourceSM European Equity Fund	5.75	20.78	17.79	6.39		0.05
Lipper Fund Ranking / Total Funds in Category
Flexible Portfolio Funds
RiverSourceSM Strategic Allocation Fund	5.75	4.43	9.50	3.96	5.40	10.58
Lipper Fund Ranking / Total Funds in Category
Global Large Cap Growth Funds
RiverSourceSM Global Equity Fund	5.75	17.24	16.83	4.06	3.87	5.50
Lipper Fund Ranking / Total Funds in Category
Gold-Oriented Funds
RiverSourceSM Precious Metals Fund	5.75	59.79	26.22	25.63	3.20	7.83
Lipper Fund Ranking / Total Funds in Category
International Large Cap Core Funds
RiverSourceSM International Opportunity Fund	5.75	21.82	18.43	5.07	2.38	8.43
Lipper Fund Ranking / Total Funds in Category
International Multi Cap Growth Funds
RiverSourceSM International Aggressive Growth Fund *	5.75	20.60	22.40			13.15
Lipper Fund Ranking / Total Funds in Category
International Multi Cap Value Funds
RiverSourceSM International Equity Fund *	5.75	20.51	18.91			18.38
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM International Select Value Fund *	5.75	22.39	22.96			16.17
Lipper Fund Ranking / Total Funds in Category
International Small/Mid Cap Core Funds
RiverSourceSM International Small Cap Fund *	5.75	12.53	20.27			23.02
Lipper Fund Ranking / Total Funds in Category
Large Cap Core Funds
RiverSourceSM Large Cap Equity Fund	5.75	-0.52	5.77			1.67
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Fundamental Growth Fund *	5.75	-2.38	2.66			4.30
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Disciplined Equity Fund	5.75	3.57	8.80			11.31
Lipper Fund Ranking / Total Funds in Category
Large Cap Growth Funds
RiverSourceSM Growth Fund	5.75	-2.54	5.24	-3.27	2.55	11.54
Lipper Fund Ranking / Total Funds in Category
Large Cap Value Fund
RiverSourceSM Equity Value Fund	5.75	11.87	15.27	3.53	7.48	9.22
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Large Cap Value Fund	5.75	1.76	9.18			6.98
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Value Fund *	5.75	4.97	10.10	3.29		3.36
Lipper Fund Ranking / Total Funds in Category
Mid Cap Growth Funds
RiverSourceSM Mid Cap Growth Fund	5.75	1.07	7.90	3.01	8.33		^
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Aggressive Growth Fund *	5.75	8.61	14.04			17.48
Lipper Fund Ranking / Total Funds in Category

A3

	Total Net	Total Net	Rankings and Annualized Returns at NAV
	Assets	Assets	1 year		3 years		5 years
Class A Shares by Lipper Category	(Mil $)	Date	Return	Ranking	Return	Ranking	Return	Ranking
Mid Cap Value Funds
RiverSourceSM Mid Cap Value Fund	1,691.70	6/30/2006	21.00	2%	25.84	4%
Lipper Fund Ranking / Total Funds in Category				4 / 264		8 / 215
Mixed-Asset Target Allocation Conservative Funds
RiverSourceSM Portfolio Builder Conservative Fund	119.50	6/30/2006	2.83	61%
Lipper Fund Ranking / Total Funds in Category				179 / 294
RiverSourceSM Portfolio Builder Moderate Conservative Fund	248.60	6/30/2006	5.03	14%
Lipper Fund Ranking / Total Funds in Category				41 / 294
Mixed-Asset Target Allocation Growth Funds
RiverSourceSM Portfolio Builder Moderate Aggressive Fund	825.20	6/30/2006	9.09	28%
Lipper Fund Ranking / Total Funds in Category				153 / 563
Mixed-Asset Target Allocation Moderate Funds
RiverSourceSM Balanced Fund	1,175.80	6/30/2006	5.26	63%	8.22	45%	2.17	86%
Lipper Fund Ranking / Total Funds in Category				247 / 392		121 / 271		179 / 209
RiverSourceSM Portfolio Builder Moderate Fund	660.10	6/30/2006	7.17	30%
Lipper Fund Ranking / Total Funds in Category				115 / 392
Multi Cap Core Funds
RiverSourceSM Fundamental Value Fund *	1,120.30	6/30/2006	10.68	40%	13.30	32%	4.93	29%
Lipper Fund Ranking / Total Funds in Category				320 / 819		186 / 585		121 / 430
RiverSourceSM Portfolio Builder Aggressive Fund	414.60	6/30/2006	11.43	32%
Lipper Fund Ranking / Total Funds in Category				262 / 819
RiverSourceSM Portfolio Builder Total Equity Fund	364.80	6/30/2006	13.59	17%
Lipper Fund Ranking / Total Funds in Category				134 / 819
Multi Cap Value Funds
RiverSourceSM Select Value Fund *	623.60	6/30/2006	9.57	61%	13.33	64%
Lipper Fund Ranking / Total Funds in Category				289 / 478		235 / 371
Real Estate Funds
RiverSourceSM Real Estate Fund	192.20	6/30/2006	24.02	20%
Lipper Fund Ranking / Total Funds in Category				49 / 248
S&P 500 Index Objective Funds
RiverSourceSM S&P 500 Index Fund ***	240.40	6/30/2006	8.13		10.49		1.86
Science & Technology Fund
RiverSourceSM Global Technology Fund	155.00	6/30/2006	9.42	45%	13.48	19%	-1.46	25%
Lipper Fund Ranking / Total Funds in Category				129 / 287		49 / 257		54 / 222
Small Cap Core Funds
RiverSourceSM Small Cap Equity Fund *	373.50	6/30/2006	11.77	66%	19.08	44%
Lipper Fund Ranking / Total Funds in Category				418 / 640		220 / 508
RiverSourceSM Small Cap Value Fund *	1,000.50	6/30/2006	15.38	32%	19.50	38%	11.54	27%
Lipper Fund Ranking / Total Funds in Category				199 / 640		193 / 508		103 / 391
RiverSourceSM Small Cap Advantage Fund	734.40	6/30/2006	12.42	60%	18.80	45%	9.48	56%
Lipper Fund Ranking / Total Funds in Category				381 / 640		229 / 508		217 / 391
RiverSourceSM Small Company Index Fund	1,137.90	6/30/2006	13.01	53%	19.38	40%	10.05	47%
Lipper Fund Ranking / Total Funds in Category				338 / 640		199 / 508		182 / 391
Small Cap Growth Funds
RiverSourceSM Small Cap Growth Fund *	209.70	6/30/2006	16.03	24%	13.41	69%	0.35	73%
Lipper Fund Ranking / Total Funds in Category				125 / 533		313 / 454		262 / 360
Small Cap Value Funds
RiverSourceSM Disciplined Small Cap Value Fund **	14.80	6/30/2006
Lipper Fund Ranking / Total Funds in Category

A4

	Rankings and Annualized Returns at NAV
			Fund	Since
	10 years		Inception	Inception		Ranking	Since
Class A Shares by Lipper Category	Return	Ranking	Date	Return		Date	Ranking
Mid Cap Value Funds
RiverSourceSM Mid Cap Value Fund			2/14/2002	16.15		2/14/2002	9%
Lipper Fund Ranking / Total Funds in Category							16 / 181
Mixed-Asset Target Allocation Conservative Funds
RiverSourceSM Portfolio Builder Conservative Fund			3/4/2004	3.52		3/4/2004	43%
Lipper Fund Ranking / Total Funds in Category							90 / 213
RiverSourceSM Portfolio Builder Moderate Conservative Fund			3/4/2004	5.04		3/4/2004	12%
Lipper Fund Ranking / Total Funds in Category							24 / 213
Mixed-Asset Target Allocation Growth Funds
RiverSourceSM Portfolio Builder Moderate Aggressive Fund			3/4/2004	7.40		3/4/2004	22%
Lipper Fund Ranking / Total Funds in Category							105 / 491
Mixed-Asset Target Allocation Moderate Funds
RiverSourceSM Balanced Fund	3.36	90%	4/16/1940		^
Lipper Fund Ranking / Total Funds in Category		77 / 85
RiverSourceSM Portfolio Builder Moderate Fund			3/4/2004	6.56		3/4/2004	19%
Lipper Fund Ranking / Total Funds in Category							58 / 318
Multi Cap Core Funds
RiverSourceSM Fundamental Value Fund *			6/18/2001	5.20		6/18/2001	29%
Lipper Fund Ranking / Total Funds in Category							123 / 428
RiverSourceSM Portfolio Builder Aggressive Fund			3/4/2004	8.40		3/4/2004	26%
Lipper Fund Ranking / Total Funds in Category							173 / 668
RiverSourceSM Portfolio Builder Total Equity Fund			3/4/2004	9.42		3/4/2004	16%
Lipper Fund Ranking / Total Funds in Category							106 / 668
Multi Cap Value Funds
RiverSourceSM Select Value Fund *			3/8/2002	9.47		3/8/2002	14%
Lipper Fund Ranking / Total Funds in Category							41 / 300
Real Estate Funds
RiverSourceSM Real Estate Fund			3/4/2004	23.93		3/4/2004	13%
Lipper Fund Ranking / Total Funds in Category							26 / 204
S&P 500 Index Objective Funds
RiverSourceSM S&P 500 Index Fund ***			10/25/1999	0.63		10/28/1999
Science & Technology Fund
RiverSourceSM Global Technology Fund			11/13/1996	4.24		11/14/1996	65%
Lipper Fund Ranking / Total Funds in Category							27 / 41
Small Cap Core Funds
RiverSourceSM Small Cap Equity Fund *			3/8/2002	8.91		3/8/2002	73%
Lipper Fund Ranking / Total Funds in Category							321 / 441
RiverSourceSM Small Cap Value Fund *			6/18/2001	12.57		6/18/2001	24%
Lipper Fund Ranking / Total Funds in Category							90 / 383
RiverSourceSM Small Cap Advantage Fund			5/4/1999	8.40		5/6/1999	84%
Lipper Fund Ranking / Total Funds in Category							221 / 264
RiverSourceSM Small Company Index Fund			8/19/1996	10.85		8/22/1996	59%
Lipper Fund Ranking / Total Funds in Category							64 / 108
Small Cap Growth Funds
RiverSourceSM Small Cap Growth Fund *			1/24/2001	-0.15		1/24/2001	69%
Lipper Fund Ranking / Total Funds in Category							238 / 345
Small Cap Value Funds
RiverSourceSM Disciplined Small Cap Value Fund **			2/16/2006	-0.49		2/16/2006	68%
Lipper Fund Ranking / Total Funds in Category							183 / 272

A5

	Annualized Returns at POP
	Max. Front
	Sales					Since
Class A Shares by Lipper Category	Charge	1 year	3 years	5 years	10 years	Inception
Mid Cap Value Funds
RiverSourceSM Mid Cap Value Fund	5.75	14.05	23.38			14.58
Lipper Fund Ranking / Total Funds in Category
Mixed-Asset Target Allocation Conservative Funds
RiverSourceSM Portfolio Builder Conservative Fund	4.75	-2.05				1.37
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Portfolio Builder Moderate Conservative Fund	4.75	0.04				2.86
Lipper Fund Ranking / Total Funds in Category
Mixed-Asset Target Allocation Growth Funds
RiverSourceSM Portfolio Builder Moderate Aggressive Fund	5.75	2.81				4.69
Lipper Fund Ranking / Total Funds in Category
Mixed-Asset Target Allocation Moderate Funds
RiverSourceSM Balanced Fund	5.75	-0.79	6.11	0.97	2.75		^
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Portfolio Builder Moderate Fund	5.75	1.00				3.88
Lipper Fund Ranking / Total Funds in Category
Multi Cap Core Funds
RiverSourceSM Fundamental Value Fund *	5.75	4.32	11.08	3.69		3.97
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Portfolio Builder Aggressive Fund	5.75	5.02				5.67
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Portfolio Builder Total Equity Fund	5.75	7.06				6.67
Lipper Fund Ranking / Total Funds in Category
Multi Cap Value Funds
RiverSourceSM Select Value Fund *	5.75	3.27	11.11			7.98
Lipper Fund Ranking / Total Funds in Category
Real Estate Funds
RiverSourceSM Real Estate Fund	5.75	16.89				20.81
Lipper Fund Ranking / Total Funds in Category
S&P 500 Index Objective Funds
RiverSourceSM S&P 500 Index Fund ***	—	8.13	10.49	1.86		0.63
Science & Technology Fund
RiverSourceSM Global Technology Fund	5.75	3.13	11.27	-2.62		3.60
Lipper Fund Ranking / Total Funds in Category
Small Cap Core Funds
RiverSourceSM Small Cap Equity Fund *	5.75	5.34	16.76			7.42
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Small Cap Value Fund *	5.75	8.74	17.17	10.23		11.26
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Small Cap Advantage Fund	5.75	5.95	16.48	8.19		7.51
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Small Company Index Fund	5.75	6.51	17.05	8.76		10.19
Lipper Fund Ranking / Total Funds in Category
Small Cap Growth Funds
RiverSourceSM Small Cap Growth Fund *	5.75	9.36	11.20	-0.83		-1.23
Lipper Fund Ranking / Total Funds in Category
Small Cap Value Funds
RiverSourceSM Disciplined Small Cap Value Fund **	5.75					-6.21
Lipper Fund Ranking / Total Funds in Category

^      Since fund inception returns and rankings are not available. Actual fund inception date pre-dates data in Lipper database.

*      Mutual funds subadvised by advisors not affiliated with Ameriprise Financial, Inc.

**   Since inception returns are cumulative.

*** RiverSourceSM S&P 500 Index Fund data is for D shares.

A6

Fixed Income Fund Performance & Lipper Ranking

As of June 30, 2006

Source of Data: Lipper

	Total Net	Total Net	Rankings and Annualized Returns at NAV
	Assets	Assets	1 year		3 years		5 years
Class A Shares by Lipper Category	(Mil $)	Date	Return	Ranking	Return	Ranking	Return	Ranking
Taxable Funds
Emerging Markets Debt Funds
RiverSourceSM Emerging Markets Bond Fund **	46.50	6/30/2006
Lipper Fund Ranking / Total Funds in Category
Global Income Funds
RiverSourceSM Global Bond Fund	499.20	6/30/2006	0.19	44%	3.94	42%	7.59	30%
Lipper Fund Ranking / Total Funds in Category				46 / 104		40 / 95		24 / 80
High Current Yield Funds
RiverSourceSM High Yield Bond Fund	1,975.70	6/30/2006	6.08	22%	9.39	16%	7.34	50%
Lipper Fund Ranking / Total Funds in Category				94 / 444		61 / 395		154 / 313
RiverSourceSM Income Opportunities Fund	350.90	6/30/2006	3.70	69%	7.50	53%
Lipper Fund Ranking / Total Funds in Category				303 / 444		209 / 395
Intermediate Investment Grade Debt Funds
RiverSourceSM Core Bond Fund	217.40	6/30/2006	-0.93	46%	1.47	66%
Lipper Fund Ranking / Total Funds in Category				218 / 477		269 / 411
RiverSourceSM Diversified Bond Fund	2,857.70	6/30/2006	-0.55	27%	1.98	36%	4.01	68%
Lipper Fund Ranking / Total Funds in Category				128 / 477		148 / 411		220 / 323
Loan Participation Funds
RiverSourceSM Floating Rate Fund **	252.50	6/30/2006
Lipper Fund Ranking / Total Funds in Category
Mixed-Asset Target Allocation Conservative Funds
RiverSourceSM Income Builder Basic Income Fund **	41.90	6/30/2006
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Income Builder Moderate Income Fund **	104.10	6/30/2006
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Income Builder Enhanced Income Fund **	84.20	6/30/2006
Lipper Fund Ranking / Total Funds in Category
Short-Intermediate Investment Grade Debt Funds
RiverSourceSM Limited Duration Bond Fund	179.60	6/30/2006	-0.11	56%	1.53	30%
Lipper Fund Ranking / Total Funds in Category				84 / 149		38 / 128
Short U.S. Government Funds
RiverSourceSM Short Duration U.S. Government Fund	1,038.80	6/30/2006	0.92	80%	0.93	58%	2.62	58%
Lipper Fund Ranking / Total Funds in Category				69 / 86		44 / 75		38 / 65
Treasury Inflation Protected Securities Funds
RiverSourceSM Inflation Protected Securities Fund	272.40	6/30/2006	-2.00	42%
Lipper Fund Ranking / Total Funds in Category				44 / 106
U.S. Mortgage Funds
RiverSourceSM U.S. Government Mortgage Fund	236.70	6/30/2006	0.17	32%	2.33	44%
Lipper Fund Ranking / Total Funds in Category				25 / 79		32 / 72
Tax-Exempt Funds
California Municipal Debt Funds
RiverSourceSM California Tax-Exempt Fund	183.40	6/30/2006	0.81	46%	3.13	49%	4.44	58%
Lipper Fund Ranking / Total Funds in Category				56 / 121		57 / 116		57 / 98
General Municipal Debt Funds
RiverSourceSM Tax-Exempt High Income Fund	3,266.30	6/30/2006	0.14	64%	2.54	59%	4.18	54%
Lipper Fund Ranking / Total Funds in Category				165 / 259		145 / 248		121 / 224
RiverSourceSM Tax-Exempt Bond Fund	862.90	6/30/2006	0.16	62%	2.31	68%	3.93	68%
Lipper Fund Ranking / Total Funds in Category				161 / 259		167 / 248		151 / 224
Intermediate Municipal Debt Funds
RiverSourceSM Intermediate Tax-Exempt Fund	102.00	6/30/2006	-0.24	69%	1.59	57%	3.58	63%
Lipper Fund Ranking / Total Funds in Category				103 / 149		74 / 131		67 / 106
Massachusetts Municipal Debt Funds
RiverSourceSM Massachusetts Tax-Exempt Fund	60.10	6/30/2006	-0.29	72%	2.23	69%	3.85	75%
Lipper Fund Ranking / Total Funds in Category				38 / 52		35 / 50		38 / 50
Michigan Municipal Debt Funds
RiverSourceSM Michigan Tax-Exempt Fund	50.00	6/30/2006	0.40	48%	2.42	46%	4.19	49%
Lipper Fund Ranking / Total Funds in Category				16 / 33		15 / 32		16 / 32
Minnesota Municipal Debt Funds
RiverSourceSM Minnesota Tax-Exempt Fund	345.90	6/30/2006	0.29	62%	2.40	64%	4.20	59%
Lipper Fund Ranking / Total Funds in Category				32 / 51		32 / 49		27 / 45
New York Municipal Debt Funds
RiverSourceSM New York Tax-Exempt Fund	71.40	6/30/2006	0.20	56%	2.36	63%	4.12	57%
Lipper Fund Ranking / Total Funds in Category				58 / 104		65 / 103		51 / 90
Ohio Municipal Debt Funds
RiverSourceSM Ohio Tax-Exempt Fund	49.20	6/30/2006	-0.42	80%	1.88	73%	3.69	70%
Lipper Fund Ranking / Total Funds in Category				34 / 42		31 / 42		28 / 39

A7

	Rankings and Annualized Returns at NAV
			Fund	Since
	10 years		Inception	Inception	Ranking	Since
Class A Shares by Lipper Category	Return	Ranking	Date	Return	Date	Ranking
Taxable Funds
Emerging Markets Debt Funds
RiverSourceSM Emerging Markets Bond Fund **			2/16/2006	-3.48	2/16/2006	50%
Lipper Fund Ranking / Total Funds in Category						28 / 55
Global Income Funds
RiverSourceSM Global Bond Fund	5.07	57%	3/20/1989	7.39	3/23/1989	23%
Lipper Fund Ranking / Total Funds in Category		29 / 50				2 / 8
High Current Yield Funds
RiverSourceSM High Yield Bond Fund	4.93	63%	12/8/1983	8.18	12/8/1983	46%
Lipper Fund Ranking / Total Funds in Category		72 / 114				11 / 23
RiverSourceSM Income Opportunities Fund			6/19/2003	7.34	6/19/2003	53%
Lipper Fund Ranking / Total Funds in Category						205 / 392
Intermediate Investment Grade Debt Funds
RiverSourceSM Core Bond Fund			6/19/2003	1.23	6/19/2003	67%
Lipper Fund Ranking / Total Funds in Category						272 / 408
RiverSourceSM Diversified Bond Fund	5.20	66%	10/3/1974	9.13	10/3/1974	25%
Lipper Fund Ranking / Total Funds in Category		96 / 146				1 / 3
Loan Participation Funds
RiverSourceSM Floating Rate Fund **			2/16/2006	2.61	2/16/2006	6%
Lipper Fund Ranking / Total Funds in Category						3 / 52
Mixed-Asset Target Allocation Conservative Funds
RiverSourceSM Income Builder Basic Income Fund **			2/16/2006	0.58	2/16/2006	12%
Lipper Fund Ranking / Total Funds in Category						41 / 358
RiverSourceSM Income Builder Moderate Income Fund **			2/16/2006	0.56	2/16/2006	13%
Lipper Fund Ranking / Total Funds in Category						46 / 358
RiverSourceSM Income Builder Enhanced Income Fund **			2/16/2006	0.46	2/16/2006	17%
Lipper Fund Ranking / Total Funds in Category						59 / 358
Short-Intermediate Investment Grade Debt Funds
RiverSourceSM Limited Duration Bond Fund			6/19/2003	1.39	6/19/2003	30%
Lipper Fund Ranking / Total Funds in Category						38 / 128
Short U.S. Government Funds
RiverSourceSM Short Duration U.S. Government Fund	4.23	54%	8/19/1985	6.26	8/22/1985	15%
Lipper Fund Ranking / Total Funds in Category		27 / 49				1 / 6
Treasury Inflation Protected Securities Funds
RiverSourceSM Inflation Protected Securities Fund			3/4/2004	1.72	3/4/2004	49%
Lipper Fund Ranking / Total Funds in Category						32 / 65
U.S. Mortgage Funds
RiverSourceSM U.S. Government Mortgage Fund			2/14/2002	3.63	2/14/2002	37%
Lipper Fund Ranking / Total Funds in Category						25 / 67
Tax-Exempt Funds
California Municipal Debt Funds
RiverSourceSM California Tax-Exempt Fund	4.95	65%	8/18/1986	5.83	8/31/1986	78%
Lipper Fund Ranking / Total Funds in Category		45 / 69				17 / 21
General Municipal Debt Funds
RiverSourceSM Tax-Exempt High Income Fund	4.90	51%	5/7/1979	6.83	5/31/1979	46%
Lipper Fund Ranking / Total Funds in Category		73 / 143				11 / 23
RiverSourceSM Tax-Exempt Bond Fund	4.90	50%	11/24/1976	5.98	11/30/1976	78%
Lipper Fund Ranking / Total Funds in Category		72 / 143				7 / 8
Intermediate Municipal Debt Funds
RiverSourceSM Intermediate Tax-Exempt Fund			11/13/1996	3.99	11/14/1996	84%
Lipper Fund Ranking / Total Funds in Category						63 / 74
Massachusetts Municipal Debt Funds
RiverSourceSM Massachusetts Tax-Exempt Fund	4.54	75%	7/2/1987	5.69	7/31/1987	93%
Lipper Fund Ranking / Total Funds in Category		29 / 38				12 / 12
Michigan Municipal Debt Funds
RiverSourceSM Michigan Tax-Exempt Fund	4.63	63%	7/2/1987	5.87	7/31/1987	88%
Lipper Fund Ranking / Total Funds in Category		17 / 26				7 / 7
Minnesota Municipal Debt Funds
RiverSourceSM Minnesota Tax-Exempt Fund	4.85	50%	8/18/1986	5.89	8/31/1986	58%
Lipper Fund Ranking / Total Funds in Category		21 / 41				4 / 6
New York Municipal Debt Funds
RiverSourceSM New York Tax-Exempt Fund	4.85	60%	8/18/1986	5.67	8/31/1986	78%
Lipper Fund Ranking / Total Funds in Category		39 / 64				14 / 17
Ohio Municipal Debt Funds
RiverSourceSM Ohio Tax-Exempt Fund	4.49	68%	7/2/1987	5.67	7/31/1987	89%
Lipper Fund Ranking / Total Funds in Category		23 / 33				8 / 8

A8

	Annualized Returns @ POP
	Max. Front
	Sales					Since
Class A Shares by Lipper Category	Charge	1 year	3 years	5 years	10 years	Inception
Taxable Funds
Emerging Markets Debt Funds
RiverSourceSM Emerging Markets Bond Fund **	4.75					-8.07
Lipper Fund Ranking / Total Funds in Category
Global Income Funds
RiverSourceSM Global Bond Fund	4.75	-4.57	2.27	6.55	4.56	7.08
Lipper Fund Ranking / Total Funds in Category
High Current Yield Funds
RiverSourceSM High Yield Bond Fund	4.75	1.04	7.63	6.30	4.42	7.95
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Income Opportunities Fund	4.75	-1.23	5.78			5.63
Lipper Fund Ranking / Total Funds in Category
Intermediate Investment Grade Debt Funds
RiverSourceSM Core Bond Fund	4.75	-5.63	-0.17			-0.38
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Diversified Bond Fund	4.75	-5.27	0.34	3.00	4.69	8.97
Lipper Fund Ranking / Total Funds in Category
Loan Participation Funds
RiverSourceSM Floating Rate Fund **	4.75					-2.26
Lipper Fund Ranking / Total Funds in Category
Mixed-Asset Target Allocation Conservative Funds
RiverSourceSM Income Builder Basic Income Fund **	4.75					-4.20
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Income Builder Moderate Income Fund **	4.75					-4.22
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Income Builder Enhanced Income Fund **	4.75					-4.31
Lipper Fund Ranking / Total Funds in Category
Short-Intermediate Investment Grade Debt Funds
RiverSourceSM Limited Duration Bond Fund	4.75	-4.86	-0.10			-0.23
Lipper Fund Ranking / Total Funds in Category
Short U.S. Government Funds
RiverSourceSM Short Duration U.S. Government Fund	4.75	-3.87	-0.69	1.63	3.72	6.01
Lipper Fund Ranking / Total Funds in Category
Treasury Inflation Protected Securities Funds
RiverSourceSM Inflation Protected Securities Fund	4.75	-6.66				-0.39
Lipper Fund Ranking / Total Funds in Category
U.S. Mortgage Funds
RiverSourceSM U.S. Government Mortgage Fund	4.75	-4.59	0.68			2.48
Lipper Fund Ranking / Total Funds in Category
Tax-Exempt Funds
California Municipal Debt Funds
RiverSourceSM California Tax-Exempt Fund	4.75	-3.98	1.47	3.43	4.44	5.57
Lipper Fund Ranking / Total Funds in Category
General Municipal Debt Funds
RiverSourceSM Tax-Exempt High Income Fund	4.75	-4.62	0.89	3.17	4.39	6.64
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Tax-Exempt Bond Fund	4.75	-4.60	0.66	2.92	4.39	5.80
Lipper Fund Ranking / Total Funds in Category
Intermediate Municipal Debt Funds
RiverSourceSM Intermediate Tax-Exempt Fund	4.75	-4.98	-0.04	2.58		3.47
Lipper Fund Ranking / Total Funds in Category
Massachusetts Municipal Debt Funds
RiverSourceSM Massachusetts Tax-Exempt Fund	4.75	-5.03	0.59	2.85	4.03	5.42
Lipper Fund Ranking / Total Funds in Category
Michigan Municipal Debt Funds
RiverSourceSM Michigan Tax-Exempt Fund	4.75	-4.37	0.77	3.18	4.12	5.60
Lipper Fund Ranking / Total Funds in Category
Minnesota Municipal Debt Funds
RiverSourceSM Minnesota Tax-Exempt Fund	4.75	-4.47	0.76	3.19	4.34	5.63
Lipper Fund Ranking / Total Funds in Category
New York Municipal Debt Funds
RiverSourceSM New York Tax-Exempt Fund	4.75	-4.56	0.71	3.11	4.34	5.41
Lipper Fund Ranking / Total Funds in Category
Ohio Municipal Debt Funds
RiverSourceSM Ohio Tax-Exempt Fund	4.75	-5.15	0.24	2.69	3.99	5.40
Lipper Fund Ranking / Total Funds in Category

A9

Ameriprise Financial, Inc.

Fund Performance & Lipper Ranking

As of June 30, 2006

Source of Data: Lipper

Rankings based on annualized total returns, excluding sales charges. Net asset value (NAV) returns for all periods would have been lower if the applicable sales charges were included.

Please note the following about the “Ranking since” Lipper Rankings: In order to obtain a more accurate “since inception” Lipper Ranking for funds with an inception prior to 2000, the Thursday or month-end date following the actual inception date was used, rather than the actual inception date. When researching since inception rankings, please use the “Ranking Since” date.

Please note the following about the “Annualized Returns @ POP”:  the POP return is calculated assuming a one-time purchase of the fund at the maximum sales charge. RiverSource S&P 500 Index Fund has no sales loads, however, a redemption fee of 0.50% is charged on shares redeemed within 180 days of purchase.

Net assets per fund include all share classes. Assets for RiverSource Portfolio Builder Funds are invested in other RiverSource Funds and therefore would be double counted if assets are summed to reach a total.

Fee waivers were in place for each subadvised fund shown and the return would have been lower for each fund had fee waivers not been in place.

The performance information shown represents past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than the performance information shown.

You may obtain performance information current to the most recent month-end by visiting: www.ameriprise.com/amp/individual/products/investing/mutual-funds.asp

A10

Important Disclosures

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting riversource.com/investments.

An investment in money market funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

You should consider the investment objectives, risks, and charges and expenses of mutual funds carefully before investing. For more complete information about our funds, which contains this and other information, call (800) 297-3863, TTY: (800) 846-4852, for a free prospectus. Read the prospectus carefully before you invest.

The RiverSource Global Technology Fund is a narrowly focused sector fund and it may exhibit higher volatility than funds with broader investment objectives.

Stocks of small- and mid-capitalization companies involve substantial risk. Historically, these stocks have experienced greater price volatility than stocks of larger companies, and they can be expected to do so in the future.

Stocks of mid-capitalization companies may be slightly less volatile than those of small-capitalization companies but still involve substantial risk.

The RiverSource Precious Metals Fund is a narrowly focused sector fund and it may exhibit higher volatility than funds with broader investment objectives.

The investment process used to manage the RiverSource Disciplined Equity Fund employs new technologies and statistical methods that have not previously been used to manage open-end mutual funds. Shareholders should be prepared for the possibility that the Fund may under perform its benchmark. While RiverSource Investments seeks to control trading activity, the Fund may trade more often than other funds in its peer group. Trading activity may result in increased fees, expenses and taxes.

The RiverSource Real Estate Fund is a narrowly focused sector fund and it may exhibit higher volatility than funds with broader investment objectives. An investment in a real estate fund is subject to the same risks as a direct investment in real estate. Such risks include market risk, economic risk and mortgage rate risk.

International investing involves increased risk and volatility, not typically associated with domestic investing, due to changes in currency exchange rates, foreign government regulations, differences in auditing and accounting standards, potential political and economic instability, limited liquidity and volatile prices. The risks of international investing are particularly significant in emerging markets.

There are risks associated with an investment in a bond fund, including the impact of interest rates, credit and inflation. These and other risk considerations are discussed in the fund’s prospectus. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities.

High yield funds invest in lower-rated bonds, which generally have more volatile prices and carry more risk to principal and income than investment grade securities.

Principal risks associated with the RiverSource Inflation Protected Securities Fund include style risk, interest rate risk, market risk, credit risk, liquidity risk and sector/concentration risk. Treasury Inflation Protected Securities (TIPS) are backed by the full faith and credit of the U.S. government. The U.S. government guarantee applies only to the underlying TIPS securities, and not the Fund itself.

Income from tax-exempt funds may be subject to state and local taxes, and a portion of income may be subject to the federal and/or state alternative minimum tax for certain investors. Federal income tax rules will apply to any capital gains distribution.

Shares of the RiverSource Short Duration U.S. Government Fund and the RiverSource U.S. Government Mortgage Fund are not insured or guaranteed by the U.S. government.

“Standard & Poor’s®,” “S&P,” “S&P 500®,” and “Standard & Poor’s 500®” are trademarks of the McGraw Hill Companies, Inc. These trademarks and service marks have been licensed for use by RiverSource Investments. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s or any of their subsidiaries or affiliates (the “Licensors”) and the Licensors make no representation regarding the advisability of investing in the Funds.

Products are not federally or FDIC insured, are not deposits or obligations of, or guaranteed by any financial institution; and involve investment risks including possible loss of principal and fluctuation in value.

RiverSource Funds are managed by RiverSource Investments, LLC and distributed by Ameriprise Financial Services, Inc., Member NASD.

A11

EXHIBIT B

RECONCILIATION TABLES

Ameriprise Financial, Inc.

Reconciliation Table: Adjusted Consolidated Income Statements Excluding AMEX Assurance

For the Three Months Ended June 30, 2005

(in millions, unaudited)	Adjusted Consolidated (1)	AMEX Assurance	Adjusted to Exclude AMEX Assurance

Revenues
Management, financial advice and service fees	$632	$1	$631
Distribution fees	289	—	289
Net investment income	558	3	555
Premiums	279	71	208
Other revenues	137	1	136
Total revenues	1,895	76	1,819

Expenses
Compensation and benefits:
Field	371	1	370
Non-field	280	—	280
Total compensation and benefits	651	1	650
Interest credited to account values	328	—	328
Benefits, claims, losses and settlement expenses	238	20	218
Amortization of deferred acquisition costs	134	9	125
Interest and debt expense	19	—	19
Other expenses	278	7	271
Total expenses before separation costs (1)	1,648	37	1,611
Income before income tax provision, discontinued operations and separation costs (1)	247	39	208
Income tax provision before tax benefit attributable to separation costs (1)	61	13	48
Income before discontinued operations and separation costs (1)	186	$26	$160
Separation costs, after-tax (1)	37
Income before discontinued operations	149
Discontinued operations, net of tax	6
Net income	$155

(1)             Consolidated adjusted for non-GAAP presentation of separation costs. See Reconciliation Table: Selected Adjusted Consolidated Income Data to GAAP included elsewhere in this Exhibit B and Non-GAAP Financial Information.

B1

Ameriprise Financial, Inc.

Reconciliation Table: Adjusted Consolidated Income Statements Excluding AMEX Assurance

For the Six Months Ended June 30, 2005

(in millions, unaudited)	Adjusted Consolidated (1)	AMEX Assurance	Adjusted to Exclude AMEX Assurance

Revenues
Management, financial advice and service fees	$1,240	$2	$1,238
Distribution fees	577	—	577
Net investment income	1,106	6	1,100
Premiums	549	142	407
Other revenues	270	—	270
Total revenues	3,742	150	3,592

Expenses
Compensation and benefits:
Field	733	2	731
Non-field	559	—	559
Total compensation and benefits	1,292	2	1,290
Interest credited to account values	639	—	639
Benefits, claims, losses and settlement expenses	456	39	417
Amortization of deferred acquisition costs	270	17	253
Interest and debt expense	36	—	36
Other expenses	536	13	523
Total expenses before separation costs (1)	3,229	71	3,158
Income before income tax provision, discontinued operations and separation costs (1)	513	79	434
Income tax provision before tax benefit attributable to separation costs (1)	139	26	113
Income before discontinued operations and separation costs (1)	374	$53	$321
Separation costs, after-tax (1)	50
Income before discontinued operations	324
Discontinued operations, net of tax	14
Net income	$338

(1)             Consolidated adjusted for non-GAAP presentation of separation costs. See Reconciliation Table: Selected Adjusted Consolidated Income Data to GAAP included elsewhere in this Exhibit B and Non-GAAP Financial Information.

B2

Ameriprise Financial, Inc.

Reconciliation Table: Adjusted Consolidated Income Statements Excluding AMEX Assurance

For the Three Months Ended September 30, 2005

(in millions, unaudited)	Adjusted Consolidated (1)	AMEX Assurance	Adjusted to Exclude AMEX Assurance

Revenues
Management, financial advice and service fees	$687	$1	$686
Distribution fees	296	—	296
Net investment income	561	3	558
Premiums	202	(15)	217
Other revenues	127	(1)	128
Total revenues	1,873	(12)	1,885

Expenses
Compensation and benefits:
Field	408	35	373
Non-field	295	—	295
Total compensation and benefits	703	35	668
Interest credited to account values	337	—	337
Benefits, claims, losses and settlement expenses	190	(51)	241
Amortization of deferred acquisition costs	49	—	49
Interest and debt expense	16	—	16
Other expenses	305	1	304
Total expenses before separation costs (1)	1,600	(15)	1,615
Income before income tax provision, discontinued operations and separation costs (1)	273	3	270
Income tax provision before tax benefit attributable to separation costs (1)	91	—	91
Income before discontinued operations and separation costs (1)	182	$3	$179
Separation costs, after-tax (1)	59
Income before discontinued operations	123
Discontinued operations, net of tax	2
Net income	$125

(1)             Consolidated adjusted for non-GAAP presentation of separation costs. See Reconciliation Table: Selected Adjusted Consolidated Income Data to GAAP included elsewhere in this Exhibit B and Non-GAAP Financial Information.

B3

Ameriprise Financial, Inc.

Reconciliation Table: Adjusted Consolidated Income Statements Excluding AMEX Assurance

For the Three Months Ended December 31, 2005

(in millions, unaudited)	Adjusted Consolidated (1)	AMEX Assurance	Adjusted to Exclude AMEX Assurance

Revenues
Management, financial advice and service fees	$651	$—	$651
Distribution fees	277	—	277
Net investment income	574	—	574
Premiums	228	—	228
Other revenues	139	—	139
Total revenues	1,869	—	1,869

Expenses
Compensation and benefits:
Field	374	—	374
Non-field	281	—	281
Total compensation and benefits	655	—	655
Interest credited to account values	334	—	334
Benefits, claims, losses and settlement expenses	234	—	234
Amortization of deferred acquisition costs	112	—	112
Interest and debt expense	21	—	21
Other expenses	261	—	261
Total expenses before separation costs (1)	1,617	—	1,617
Income before income tax provision, discontinued operations and separation costs (1)	252	—	252
Income tax provision before tax benefit attributable to separation costs (1)	59	—	59
Income before discontinued operations and separation costs (1)	193	$—	$193
Separation costs, after-tax (1)	82
Income before discontinued operations	111
Discontinued operations, net of tax	—
Net income	$111

(1)             Consolidated adjusted for non-GAAP presentation of separation costs. See Reconciliation Table: Selected Adjusted Consolidated Income Data to GAAP included elsewhere in this Exhibit B and Non-GAAP Financial Information.

B4

Ameriprise Financial, Inc.

Reconciliation Table: Protection Segment Income Statements To Adjusted

For the Three Months Ended June 30, 2005

(in millions, unaudited)	Protection Segment	AMEX Assurance	Adjusted

Revenues
Management, financial advice and service fees	$16	$1	$15
Distribution fees	27	—	27
Net investment income	88	3	85
Premiums	285	71	214
Other revenues	107	1	106
Total revenues	523	76	447

Expenses
Compensation and benefits - field	21	1	20
Interest credited to account values	36	—	36
Benefits, claims, losses and settlement expenses	217	20	197
Amortization of deferred acquisition costs	45	9	36
Interest and debt expense	—	—	—
Other expenses	74	7	67
Total expenses	393	37	356
Pretax segment income	$130	$39	$91

B5

Ameriprise Financial, Inc.

Reconciliation Table: Protection Segment Income Statements To Adjusted

For the Six Months Ended June 30, 2005

(in millions, unaudited)	Protection Segment	AMEX Assurance	Adjusted

Revenues
Management, financial advice and service fees	$32	$2	$30
Distribution fees	54	—	54
Net investment income	171	6	165
Premiums	560	142	418
Other revenues	214	—	214
Total revenues	1,031	150	881

Expenses
Compensation and benefits - field	45	2	43
Interest credited to account values	72	—	72
Benefits, claims, losses and settlement expenses	432	39	393
Amortization of deferred acquisition costs	89	17	72
Interest and debt expense	—	—	—
Other expenses	150	13	137
Total expenses	788	71	717
Pretax segment income	$243	$79	$164

B6

Ameriprise Financial, Inc.

Reconciliation Table: Protection Segment Income Statements To Adjusted

For the Three Months Ended September 30, 2005

(in millions, unaudited)	Protection Segment	AMEX Assurance	Adjusted

Revenues
Management, financial advice and service fees	$17	$1	$16
Distribution fees	27	—	27
Net investment income	87	3	84
Premiums	207	(15)	222
Other revenues	108	(1)	109
Total revenues	446	(12)	458

Expenses
Compensation and benefits - field	47	35	12
Interest credited to account values	37	—	37
Benefits, claims, losses and settlement expenses	183	(51)	234
Amortization of deferred acquisition costs	(20)	—	(20)
Interest and debt expense	—	—	—
Other expenses	67	1	66
Total expenses	314	(15)	329
Pretax segment income	$132	$3	$129

B7

Ameriprise Financial, Inc.

Reconciliation Table: Protection Segment Income Statements To Adjusted

For the Three Months Ended December 31, 2005

(in millions, unaudited)	Protection Segment	AMEX Assurance	Adjusted

Revenues
Management, financial advice and service fees	$18	$—	$18
Distribution fees	25	—	25
Net investment income	81	—	81
Premiums	234	—	234
Other revenues	113	—	113
Total revenues	471	—	471

Expenses
Compensation and benefits - field	23	—	23
Interest credited to account values	37	—	37
Benefits, claims, losses and settlement expenses	213	—	213
Amortization of deferred acquisition costs	39	—	39
Interest and debt expense	—	—	—
Other expenses	81	—	81
Total expenses	393	—	393
Pretax segment income	$78	$—	$78

B8

Ameriprise Financial, Inc.

Reconciliation Table: Selected Adjusted Consolidated Income Data to GAAP

(in millions, unaudited)	Three Months Ended June 30, 2005
Line item in non-GAAP presentation	Presented Before Separation Cost Impacts in Reported Financials	Difference Attributable to Separation Costs	GAAP Equivalent	GAAP Line Item

Total revenues (GAAP measure)	$1,895	$—	$1,895	Total revenues

Total expenses before separation costs	1,648	56	1,704	Total expenses

Income before income tax provision, discontinued operations, and separation costs	247	(56)	191	Income before income tax provision and discontinued operations

Income tax provision before tax benefit attributable to separation costs	61	(19)	42	Income tax provision

Income before discontinued operations and separation costs	186

Separation costs, after-tax	37

Income before discontinued operations (GAAP measure)	$149		$149	Income before discontinued operations

B9

Ameriprise Financial, Inc.

Reconciliation Table: Selected Adjusted Consolidated Income Data to GAAP

(in millions, unaudited)	Six Months Ended June 30, 2005
Line item in non-GAAP presentation	Presented Before Separation Cost Impacts in Reported Financials	Difference Attributable to Separation Costs	GAAP Equivalent	GAAP Line Item

Total revenues (GAAP measure)	$3,742	$—	$3,742	Total revenues

Total expenses before separation costs	3,229	76	3,305	Total expenses

Income before income tax provision, discontinued operations, and separation costs	513	(76)	437	Income before income tax provision and discontinued operations

Income tax provision before tax benefit attributable to separation costs	139	(26)	113	Income tax provision

Income before discontinued operations and separation costs	374

Separation costs, after-tax	50

Income before discontinued operations (GAAP measure)	$324		$324	Income before discontinued operations

B10

Ameriprise Financial, Inc.

Reconciliation Table: Selected Adjusted Consolidated Income Data to GAAP

(in millions, unaudited)	Three Months Ended September 30, 2005
Line item in non-GAAP presentation	Presented Before Separation Cost Impacts in Reported Financials	Difference Attributable to Separation Costs	GAAP Equivalent	GAAP Line Item

Total revenues (GAAP measure)	$1,873	$—	$1,873	Total revenues

Total expenses before separation costs	1,600	92	1,692	Total expenses

Income before income tax provision, discontinued operations, and separation costs	273	(92)	181	Income before income tax provision and discontinued operations

Income tax provision before tax benefit attributable to separation costs	91	(33)	58	Income tax provision

Income before discontinued operations and separation costs	182

Separation costs, after-tax	59

Income before discontinued operations (GAAP measure)	$123		$123	Income before discontinued operations

B11

Ameriprise Financial, Inc.

Reconciliation Table: Selected Adjusted Consolidated Income Data to GAAP

(in millions, unaudited)	Three Months Ended December 31, 2005
Line item in non-GAAP presentation	Presented Before Separation Cost Impacts in Reported Financials	Difference Attributable to Separation Costs	GAAP Equivalent	GAAP Line Item

Total revenues (GAAP measure)	$1,869	$—	$1,869	Total revenues

Total expenses before separation costs	1,617	125	1,742	Total expenses

Income before income tax provision, discontinued operations, and separation costs	252	(125)	127	Income before income tax provision and discontinued operations

Income tax provision before tax benefit attributable to separation costs	59	(43)	16	Income tax provision

Income before discontinued operations and separation costs	193

Separation costs, after-tax	82

Income before discontinued operations (GAAP measure)	$111		$111	Income before discontinued operations

B12

Ameriprise Financial, Inc.

Reconciliation Table: Selected Adjusted Consolidated Income Data to GAAP

(in millions, unaudited)	Three Months Ended June 30, 2006
Line item in non-GAAP presentation	Presented Before Separation Cost Impacts Reported Financials	Difference Attributable to Separation Costs	GAAP Equivalent	GAAP Line Item

Total revenues (GAAP measure)	$2,053	$—	$2,053	Total revenues

Total expenses before separation costs	1,783	84	1,867	Total expenses

Income before income tax provision and separation costs	270	(84)	186	Income before income tax provision

Income tax provision before tax benefit attributable to separation costs	75	(30)	45	Income tax provision

Income before separation costs	195

Separation costs, after-tax	54

Net income (GAAP measure)	$141		$141	Net income

B13

Ameriprise Financial, Inc.

Reconciliation Table: Selected Adjusted Consolidated Income Data to GAAP

(in millions, unaudited)	Six Months Ended June 30, 2006
Line item in non-GAAP presentation	Presented Before Separation Cost Impacts in Reported Financials	Difference Attributable to Separation Costs	GAAP Equivalent	GAAP Line Item

Total revenues (GAAP measure)	$4,002	$—	$4,002	Total revenues

Total expenses before separation costs	3,474	151	3,625	Total expenses

Income before income tax provision and separation costs	528	(151)	377	Income before income tax provision

Income tax provision before tax benefit attributable to separation costs	144	(53)	91	Income tax provision

Income before separation costs	384

Separation costs, after-tax	98

Net income (GAAP measure)	$286		$286	Net income

B14

Ameriprise Financial, Inc.

Return on Equity Calculation for the 12 Months Ended June 30, 2005

(in millions, unaudited)	ROE Excluding Discontinued Operations (1)	Adjustments	Adjusted ROE (2)

Return	$739	$(53)	$686

Equity	$6,559	$—	$6,559

Return on Equity	11.3%		10.5%

Ameriprise Financial, Inc.

Return on Equity Calculation for the 12 Months Ended September 30, 2005

(in millions, unaudited)	ROE Excluding Discontinued Operations (1)	Adjustments	Adjusted ROE (2)

Return	$674	$29	$703

Equity	$6,828	$(92)	$6,736

Return on Equity	9.9%		10.4%

(1)         Return on equity is calculated using the 12 month trailing income before discontinued operations in the numerator and the average of shareholders’ equity before the assets and liabilities of discontinued operations as of the last day of the preceding four quarters and the current quarter in the denominator.

(2)         Adjusted return on equity is calculated using adjusted earnings (income before discontinued operations excluding non-recurring separation costs and AMEX Assurance) in the numerator, and equity excluding both the assets and liabilities of discontinued operations and equity allocated to expected non-recurring separation costs as of the last day of the preceding four quarters and the current quarter in the denominator.

B15

Ameriprise Financial, Inc.

Return on Equity Calculation for the 12 Months Ended December 31, 2005

(in millions, unaudited)	ROE Excluding Discontinued Operations (1)	Adjustments	Adjusted ROE (2)

Return	$558	$135	$693

Equity	$6,980	$(168)	$6,812

Return on Equity	8.0%		10.2%

Ameriprise Financial, Inc.

Return on Equity Calculation for the 12 Months Ended March 31, 2006

(in millions, unaudited)	ROE Excluding Discontinued Operations (1)	Adjustments	Adjusted ROE (2)

Return	$528	$192	$720

Equity	$7,156	$(235)	$6,921

Return on Equity	7.4%		10.4%

(1)         Return on equity is calculated using the 12 month trailing income before discontinued operations in the numerator and the average of shareholders’ equity before the assets and liabilities of discontinued operations as of the last day of the preceding four quarters and the current quarter in the denominator.

(2)         Adjusted return on equity is calculated using adjusted earnings (income before discontinued operations excluding non-recurring separation costs and AMEX Assurance) in the numerator, and equity excluding both the assets and liabilities of discontinued operations and equity allocated to expected non-recurring separation costs as of the last day of the preceding four quarters and the current quarter in the denominator.

B16

Ameriprise Financial, Inc.

Return on Equity Calculation for the Three Months Ended June 30, 2006

(in millions, unaudited)	ROE Excluding Discontinued Operations (1)	Adjustments	Adjusted ROE (2)

Return	$520	$236	$756

Equity	$7,348	$(291)	$7,057

Return on Equity	7.1%		10.7%

(1)         Return on equity is calculated using the 12 month trailing income before discontinued operations in the numerator and the average of shareholders’ equity before the assets and liabilities of discontinued operations as of the last day of the preceding four quarters and the current quarter in the denominator.

(2)         Adjusted return on equity is calculated using adjusted earnings (income before discontinued operations excluding non-recurring separation costs and AMEX Assurance) in the numerator, and equity excluding both the assets and liabilities of discontinued operations and equity allocated to expected non-recurring separation costs as of the last day of the preceding four quarters and the current quarter in the denominator.

B17

Ameriprise Financial, Inc.

Ratio of Earnings to Fixed Charges

											2Q’06
	2Q		3Q		4Q		1Q		2Q		vs. 2Q’05	YTD		YTD
(in millions, unaudited)	2005		2005		2005		2006		2006		% Change	2005		2006

Ratio of Earnings to Fixed Charges (1)

Earnings	$220		$207		$159		$225		$225		2%	$493		$450

Fixed charges	$30		$26		$31		$34		$39		30%	$56		$73

Ratio of earnings to fixed charges	7.3	x	8.0	x	5.1	x	6.6	x	5.8	x	(21)%	8.8	x	6.2	x

Ratio of Earnings to Fixed Charges without interest expense on non-recourse debt (1)

Earnings	$220		$207		$159		$225		$225		2%	$493		$450
Interest expense on non-recourse debt:
Interest on debt of CDO consolidated per FIN 46R	(4)		(5)		(5)		(5)		(5)		(25)%	(8)		(10)
Interest on debt of Threadneedle Managed Limited Partnerships consolidated per EITF 04-5	—		—		—		(1)		(3)		—	—		(4)
	(4)		(5)		(5)		(6)		(8)		#	(8)		(14)
Other	1		3		3		—		—		#	2		—
Total earnings	$217		$205		$157		$219		$217		—	$487		$436

Fixed charges	30		26		31		34		39		30%	56		73
Interest expense on non-recourse debt:
Interest on debt of CDO consolidated per FIN 46R	(4)		(5)		(5)		(5)		(5)		(25)%	(8)		(10)
Interest on debt of Threadneedle Managed Limited Partnerships consolidated per EITF 04-5	—		—		—		(1)		(3)		—	—		(4)
	(4)		(5)		(5)		(6)		(8)		#	(8)		(14)
Other	—		3		5		—		—		—	2		—
Total fixed charges	$26		$24		$31		$28		$31		19%	$50		$59

Ratio of earnings to fixed charges without interest expense on non-recourse debt	8.4	x	8.7	x	5.1	x	7.8	x	7.0	x	(17)%	9.7	x	7.4	x

(1)             See definition of Ratio of Fixed Charges included in this supplement.

# Variance of 100% or greater.

B18

Ameriprise Financial, Inc.

Disclosed Special Items

	Asset Accumulation & Income				Protection			Corporate
(in millions, unaudited)	401K (1)	Legal (2)	Threadneedle (3)	Investment Gains (4)	Auto and Home DAC (5)	Cost of Insurance (6)	Auto and Home Reserve (7)	Severance Costs (8)	Consolidated (9)
Revenues
Management, financial advice and service fees	$—	$—	$—	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—	—	—	—
Net investment income	—	—	—	6	—	—	—	—	—
Premiums	—	—	—	—	—	—	—	—	—
Other revenues	66	—	28	—	—	18	—	—	—
Total revenues	66	—	28	6	—	18	—	—	—

Expenses
Compensation and benefits field	—	—	—	—	—	—	—	—	—
Compensation and benefits non-field	—	—	—	—	—	—	—	—	—
Interest credited to account values	—	—	—	—	—	—	—	—	27
Benefits, claims, losses and settlement expenses	—	—	—	—	—	7	(12)	—	—
Amortization of deferred acquisition costs	—	—	—	—	28	(5)	—	—	—
Interest and debt expense	—	—	3	—	—	—	—	—	—
Other expenses	30	32	25	—	—	—	—	11	(27)
Total expenses	30	32	28	—	28	2	(12)	11	—

Income before tax provision and accounting change	$36	$(32)	$—	$6	$(28)	$16	$12	$(11)	$—

(1)   Sale of deferred contribution recordkeeping business.

(2)   Legal and regulatory costs.

(3)   Revaluation of certain limited partnership property funds managed by Threadneedle that prior to 2006 were not consolidated.

(4)   Pretax realized net investment income.

(5)   Adjustment to DAC balances in Auto and Home.

(6)   Recognizing previously deferred revenues and expenses associated with cost of insurance.

(7)   Reduction in prior period reserve.

(8)   Cost of severance related to reengineering activities.

(9)   Consolidated income statements show compensation and benefits - non field, which is included in “Other expenses” in the segments. This amount pertains to benefits non-field.

C1